Supplemental Financial Information Third Quarter 2018 Unaudited www.ironmountain.com

Safe Harbor Statement Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws and is subject to the safe-harbor created by such Act. Forward-looking statements include, but are not limited to, our financial performance outlook and statements concerning our operations, economic performance, financial condition, goals, beliefs, future growth strategies, investment objectives, plans and current expectations, such as 2018 guidance, expected impact of the adoption of the revenue recognition standards, expectations for 2019, 2020 plan, trends in business and expected shifts in customer behavior, and statements about our investment and other goals. These forward-looking statements are subject to various known and unknown risks, uncertainties and other factors. When we use words such as "believes," "expects," "anticipates," "estimates" or similar expressions, we are making forward-looking statements. Although we believe that our forward-looking statements are based on reasonable assumptions, our expected results may not be achieved, and actual results may differ materially from our expectations. In addition, important factors that could cause actual results to differ from expectations include, among others: (i) our ability to remain qualified for taxation as a real estate investment trust for U.S. federal income tax purposes ("REIT"); (ii) the adoption of alternative technologies and shifts by our customers to storage of data through non-paper based technologies; (iii) changes in customer preferences and demand for our storage and information management services; (iv) the cost to comply with current and future laws, regulations and customer demands relating to data security and privacy issues, as well as fire and safety standards; (v) the impact of litigation or disputes that may arise in connection with incidents in which we fail to protect our customers' information or our internal records or IT systems and the impact of such incidents on our reputation and ability to compete; (vi) changes in the price for our storage and information management services relative to the cost of providing such storage and information management services; (vii) changes in the political and economic environments in the countries in which our international subsidiaries operate and changes in the global political climate; (viii) our ability or inability to manage growth, expand internationally, complete acquisitions on satisfactory terms, to close pending acquisitions and to integrate acquired companies efficiently; (ix) changes in the amount of our growth and maintenance capital expenditures and our ability to invest according to plan; (x) our ability to comply with our existing debt obligations and restrictions in our debt instruments or to obtain additional financing to meet our working capital needs; (xi) the impact of service interruptions or equipment damage and the cost of power on our data center operations; (xii) changes in the cost of our debt; (xiii) the impact of alternative, more attractive investments on dividends; (xiv) the cost or potential liabilities associated with real estate necessary for our business; (xv) the performance of business partners upon whom we depend for technical assistance or management expertise outside the United States; (xvi) other trends in competitive or economic conditions affecting our financial condition or results of operations not presently contemplated; and (xvii) other risks described more fully in our filings with the Securities and Exchange Commission, including under the caption “Risk Factors” in our periodic reports, or incorporated therein. You should not rely upon forward-looking statements except as statements of our present intentions and of our present expectations, which may or may not occur. You should read these cautionary statements as being applicable to all forward-looking statements wherever they appear. Except as required by law, we undertake no obligation to release publicly the result of any revision to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. Reconciliation of Non-GAAP Measures: Throughout this presentation, Iron Mountain will discuss (1) Adjusted EBITDA, (2) Adjusted Earnings per Share (“Adjusted EPS”), (3) Funds from Operations (“FFO Nareit”), (4) FFO (Normalized) and (5) Adjusted Funds from Operations (“AFFO”). These measures do not conform to accounting principles generally accepted in the United States (“GAAP”). These non-GAAP measures are supplemental metrics designed to enhance our disclosure and to provide additional information that we believe to be important for investors to consider in addition to, but not as a substitute for, other measures of financial performance reported in accordance with GAAP, such as operating income, income (loss) from continuing operations, net income (loss) or cash flows from operating activities from continuing operations (as determined in accordance with GAAP). The reconciliation of these measures to the appropriate GAAP measure, as required by Regulation G under the Securities Exchange Act of 1934, as amended, and the definitions are included later in this document (see Table of Contents). Iron Mountain does not provide a reconciliation of non-GAAP measures that it discusses as part of its annual guidance or long term outlook because certain significant information required for such reconciliation is not available without unreasonable efforts or at all, including, most notably, the impact of exchange rates on Iron Mountain’s transactions, loss or gain related to the disposition property, plant and equipment (including of real estate) and other income or expense. Without this information, Iron Mountain does not believe that a reconciliation would be meaningful. www.ironmountain.com Selected metric definitions are available in the Appendix 2

Table of Contents Section I - Company Profile 4 Section II - Financial Highlights and Guidance 5 - 6 Section III - Operating Metrics 7 - 11 Section IV - Balance Sheets, Statements of Operations and Reconciliations 12 - 17 Section V - Storage Net Operating Income and EBITDA, and Service Business EBITDA 18 - 20 Section VI - Real Estate Metrics 21 - 26 Section VII - Data Center Customer and Portfolio Metrics 27 Section VIII - Debt Schedule and Capitalization 28 - 29 Section IX - Capital Expenditures and Investments 30 - 33 Section X - Components of Value 34 Section XI - Appendix and Definitions 35 - 47 All figures except per share, Megawatts (MW) and facility counts in 000s unless noted All figures in reported dollars unless noted Figures may not foot due to rounding Investor Relations Contacts: Greer Aviv, 617-535-2887 Anjaneya Singh, 617-535-8577 Senior Vice President, Investor Relations Director, Investor Relations greer.aviv@ironmountain.com anjaneya.singh@ironmountain.com www.ironmountain.com Selected metric definitions are available in the Appendix 3

IRON MOUNTAIN®
Company Profile

Iron Mountain is a global leader in enterprise storage with a high-return, real estate-based business model, yielding annualized revenue of approximately $4.2 billion. The company provides storage and information management services to a high-quality, diversified customer base across numerous industries and government organizations. As of 9/30/18, Iron Mountain served more than 225,000 customers, including approximately 95% of the Fortune 1000, and no single customer accounted for more than 1% of revenues, or 2% of Records Management volume. Iron Mountain provides storage and information management services in 54 countries on six continents, storing approximately 690 million cubic feet of records in a portfolio of more than 1,400 facilities totaling more than 85 million square feet of space. The company employs more than 24,000 people.

Iron Mountain is organized as a REIT, and its financial model is based on the recurring nature of its storage rental revenues and resulting storage net operating income (NOI). Supported by consistent storage rental revenues, the company generates predictable, low-volatility growth in key metrics such as storage NOI and AFFO. This fundamental financial characteristic provides stability through economic cycles.

Iron Mountain has the opportunity to invest capital at attractive returns both domestically and internationally. The company believes that there remains a large un-vended opportunity that can support storage volumes in developed markets such as North America and high growth opportunities in emerging markets where customers are in early stages of outsourcing their storage of physical documents.

Strong Track Record of Storage Rental Revenue Growth


$2,378M
28-year Compound
Annual Growth Rate
16.3%
'89 '90 '91 '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17

Countries Served



Diversification of Total Revenues

(As of 9/30/2018)


Region
19%
7%
7%
67%
North America
Europe (1)
Latin America
Asia
Mix
38%
62%
Storage
Service
Product
12%
10%
5%
10%
62%
Records Mgmt
Data Protection
Shredding
Data Center
Other (2)

(1) Includes South Africa and United Arab Emirates.
(2) Includes Fulfillment Services, Information Governance and Digital Solutions, Technology Escrow Services, Consulting, Entertainment Services, Fine Art Storage, Consumer Storage and other ancillary services.

Section I
Section II
Section III
Section IV
Section V
Section VI
Section VII
Section VIII
Section IX
Section X
Section XI

www.ironmountain.com
Selected metric definitions are available in the Appendix
4

IRON MOUNTAIN®
Financial Highlights

	Q3 2017	Q3 2018	% Change	YTD 2017	YTD 2018	% Change
Storage Rental	$601,091	$656,973	9.3%	$1,763,609	$1,963,561	11.3%
Service	364,570	404,018	10.8%	1,090,734	1,200,711	10.1%
Total Revenues	$965,661	$1,060,991	9.9%	$2,854,343	$3,164,272	10.9%
Gross Profit	$547,334	$612,973	12.0%	$1,595,025	$1,816,069	13.9%
Gross Margin	56.7%	57.8%	110 bps	55.9%	57.4%	150 bps
Gross Profit	$547,334	$612,973	12.0%	$1,595,025	$1,816,069	13.9%
Less: Significant Acquisition Costs included in Cost of Sales	3,059	2,892	(5.5%)	16,019	5,015	(68.7%)
Adjusted Gross Profit	$550,393	$615,865	11.9%	$1,611,044	$1,821,084	13.0%
Adjusted Gross Profit Margin	57.0%	58.0%	100 bps	56.4%	57.6%	120 bps
Adjusted Storage and Service Profit and Margin						
Adjusted Storage Gross Profit	$448,254	$489,881	9.3%	$1,319,973	$1,461,767	10.7%
Adjusted Storage Gross Margin	74.6%	74.6%	0 bps	74.8%	74.4%	-40 bps
Adjusted Service Gross Profit	$102,139	$125,984	23.3%	$291,071	$359,317	23.4%
Adjusted Service Gross Margin	28.0%	31.2%	320 bps	26.7%	29.9%	320 bps
Storage Net Operating Income (NOI)[(1)]	$500,218	$531,723	6.3%	$1,461,440	$1,591,394	8.9%
SG&A Costs	$242,357	$258,470	6.6%	$719,968	$778,526	8.1%
Less: Significant Acquisition Costs Included in SG&A	$14,988	$6,394	(57.3%)	$42,576	$33,700	(20.8%)
Adjusted SG&A Costs	$227,369	$252,076	10.9%	$677,392	$744,826	10.0%
Adjusted SG&A as a % of Revenue	23.5%	23.8%	30 bps	23.7%	23.5%	-20 bps
Income (Loss) from Continuing Operations	$25,382	$78,628	n/a	$167,374	$218,145	30.3%
Adjusted EBITDA	$323,024	$363,789	12.6%	$933,652	$1,076,258	15.3%
Adjusted EBITDA Margin	33.5%	34.3%	80 bps	32.7%	34.0%	130 bps
Reported EPS - Fully Diluted from Continuing Operations	$0.10	$0.27	n/a	$0.62	$0.76	22.6%
Adjusted EPS	$0.31	$0.28	(9.7%)	$0.85	$0.83	(2.4%)
Net Income (Loss)	$24,324	$67,023	n/a	$163,953	$205,718	25.5%
AFFO	$210,108	$228,653	8.8%	$598,126	$679,929	13.7%
Ordinary Dividends per Share	$0.5500	$0.5875	6.8%	$1.6500	$1.7625	6.8%
Weighted Average Fully-diluted Shares Outstanding	266,139	286,982	7.8%	265,293	286,515	8.0%

(1) Please see slide 19 for Storage Net Operating Income reconciliation.

Section I
Section II
Section III
Section IV
Section V
Section VI
Section VII
Section VIII
Section IX
Section X
Section XI

www.ironmountain.com
Selected metric definitions are available in the Appendix
5

IRON MOUNTAIN
2018 Guidance Summary(1)

Financial Performance Outlook
$MM (except per share items)

	R$ 2018 Guidance	C$ 2018 Guidance(2)	C$ Change YOY
Revenue	$4,200 - $4,260	$4,270 - $4,330	9% - 11%
Adjusted EBITDA	$1,425 - $1,455	$1,445 - $1,475	13% - 15%
Adjusted EPS	$1.05 - $1.15	$1.05 - $1.15	(11%) - (2%)
AFFO(2)	$850 - $875	$865 - $890	13% - 16%

Note:
2018 Guidance assumes:
- Expected internal storage rental revenue growth of 2.5% - 2.75% and total internal revenue growth of 3.5% - 3.75%
- Revenue recognition standards: expect to benefit Revenue by $7mm and Adjusted EBITDA by approximately $20 to $25mm. No benefit is expected for Adjusted EPS or AFFO.
- Depreciation and amortization expenses are expected to be $640mm to $650mm; Interest expense is expected to be $405mm to $415mm and cash taxes to be $50mm to $60mm
- Expect structural tax rate in the range of 18% - 20%
- Full-year weighted average shares outstanding of 287mm
- Real Estate and Non-Real Estate Maintenance CapEx and Non-Real Estate Investments expected to be $145mm to $155mm
- Real Estate Investment, Net of Sales, and Innovation of ~$70mm
- Base business acquisitions (~$110mm) plus acquisitions of customer relationships and inducements (~$60mm), excluding data center acquisitions
- Data Center growth investment expected to be ~$200mm, excluding prior and future acquisitions as well as closed acquisitions of EvoSwitch data center (May 25, 2018), Credit Suisse data centers (March 8, 2018), and IO data centers (January 10, 2018)

(1) Iron Mountain does not provide a reconciliation of non-GAAP measures that it discusses as part of its annual guidance or long term outlook because certain significant information required for such reconciliation is not available without unreasonable efforts or at all, including, most notably, the impact of exchange rates on Iron Mountain's transactions, loss or gain related to the disposition of real estate and other income or expense. Without this information, Iron Mountain does not believe that a reconciliation would be meaningful.
(2) AFFO 2018 Guidance excludes capital expenditures associated with the integration of Recall.

Section I
Section II
Section III
Section IV
Section V
Section VI
Section VII
Section VIII
Section IX
Section X
Section XI

www.ironmountain.com
Selected metric definitions are available in the Appendix
6

Year-over-Year Revenue Growth Q3 2018 YTD 2018 Storage Rental Service Total Storage Rental Service Total I Revenue Growth Rates Revenue Revenue Revenue Revenue Revenue Revenue Section Reported 9.3% 10.8% 9.9% 11.3% 10.1% 10.9% (1) Less: Impact of FX Rate Changes and Adjustments (3.2)% (0.7)% (2.2)% (0.3)% 2.4% 0.8% II Section Adjusted Constant Currency 12.5% 11.5% 12.1% 11.6% 7.7% 10.1% Less: Impact of Acquisitions and Dispositions 10.2% 4.4% 8.0% 9.0% 2.5% 6.5% III Internal Revenue Growth Rate 2.3% 7.1% 4.1% 2.6% 5.2% 3.6% Section IV Section Q3 2018 Revenue Q3 2018 Gross Profit Storage Rental Storage Rental V Section Service Service 20.5% 38.1% VI Section 61.9% VII 79.5% Section VIII Section Section IX Section X Section XI Section (1) Includes adjustments for adoption of Revenue Recognition standards. www.ironmountain.com Selected metric definitions are available in the Appendix 7

IRON MOUNTAIN®

Records Management Volume Growth

Total Iron Mountain (689 CuFt MM)

Internal Volume Growth %


1.7%
1.9%
1.4%
1.3%
1.1%
0.6%
0.2%
(0.1)%
26.3%
24.6%
2.8%
6.3%
-5.0%
-2.3%
25.0%
23.1%
3.0%
6.4%
-5.0%
-2.4%
2.4%
1.0%
2.4%
5.2%
-4.1%
-2.1%
1.4%
0.1%
2.3%
5.0%
-4.0%
-2.1%
1.7%
0.6%
2.2%
4.9%
-3.9%
-2.1%
1.1%
0.5%
1.9%
4.7%
-4.0%
-2.0%
1.5%
1.3%
1.8%
4.7%
-4.3%
-1.9%
1.3%
1.4%
1.8%
4.6%
-4.5%
-2.0%
Q4-16
Q1-17
Q2-17 (1)
Q3-17
Q4-17
Q1-18
Q2-18
Q3-18

Percentage of Total Cubic Volume at 9/30/18


North America
Other International
Western Europe
13.8%
26.4%
59.8%

North America (412 CuFt MM)


10.6%
10.5%
1.6%
5.0%
-5.1%
-1.5%
11.0%
10.7%
1.9%
5.0%
-5.0%
-1.6%
0.3%
0.3%
1.6%
4.2%
-4.4%
-1.5%
0.1%
0.3%
1.6%
4.0%
-4.3%
-1.5%
0.0%
0.3%
1.6%
3.9%
-4.3%
-1.5%
-0.8%
0.1%
1.3%
3.7%
-4.4%
-1.4%
-1.2%
0.1%
1.2%
3.7%
-4.7%
-1.4%
-1.6%
0.1%
1.1%
3.6%
-5.0%
-1.5%
Q4-16
Q1-17
Q2-17 (1)
Q3-17
Q4-17
Q1-18
Q2-18
Q3-18
Business Acquisitions / Dispositions(2)
New Sales(3)
New Volume from Existing Customers
Destructions
Outperm/Terms


13.8%
26.4%
59.8%

(1) Q2-17 cube growth has been adjusted to reflect required regulatory divestments of IRM's legacy Australian business.
(2) Represents CuFt acquired at close. CuFt activity post close flows through new sales, new volume from existing customers, destructions, outperms / terms as appropriate. Acquisitions/ dispositions reflects business acquisition volume net of divestments required by Recall transaction and sale of Russia / Ukraine business.
(3) Acquisitions of customer relationships are included in new sales as the nature of these transactions is similar to new customer wins.

www.ironmountain.com

Selected metric definitions are available in the Appendix

8

Section I
Section II
Section III
Section IV
Section V
Section VI
Section VII
Section VIII
Section IX
Section X
Section XI

IRON MOUNTAIN®

Records Management Volume Growth

Section I
Section II
Section III
Section IV
Section V
Section VI
Section VII
Section VIII
Section IX
Section X
Section XI

Western Europe (95 CuFt MM)


48.4%
45.7%
4.9%
6.3%
-5.8%
-2.7%
Q4-16
49.2%
45.5%
5.7%
6.9%
-6.2%
-2.6%
Q1-17
11.7%
9.2%
4.3%
5.1%
-4.8%
-2.1%
Q2-17 (1)
2.0%
4.0%
4.7%
-4.4%
-2.3%
Q3-17
1.7%
3.9%
4.6%
-4.0%
-2.7%
Q4-17
1.1%
3.5%
4.4%
-3.9%
-2.8%
Q1-18
0.5%
3.1%
4.3%
-4.2%
-2.6%
Q2-18
0.4%
3.2%
4.1%
-4.5%
-2.4%
Q3-18

Percentage of Total Cubic Volume at 9/30/18


13.8%
26.4%
59.8%

Other International (182 CuFt MM)


75.1%
67.5%
5.9%
11.4%
-4.4%
-5.3%
Q4-16
61.7%
54.6%
5.4%
11.2%
-4.2%
-5.3%
Q1-17
3.0%
3.3%
7.6%
-1.4%
-2.8%
-3.6%
Q2-17 (1)
4.3%
3.0%
7.8%
-0.2%
-2.7%
-3.5%
Q3-17
6.0%
1.8%
2.6%
7.6%
-2.8%
-3.2%
Q4-17
5.8%
1.8%
2.4%
7.3%
-2.9%
-3.0%
Q1-18
9.0%
5.2%
2.4%
7.4%
-3.1%
-2.9%
Q2-18
9.0%
5.4%
2.5%
7.2%
-3.1%
-3.0%
Q3-18


13.8%
26.4%
59.8%

Business Acquisitions/ Dispositions(2) | New Sales(3) | New Volume from Existing Customers | Destructions | Outperm/Terms

(1) Q2-17 cube growth has been adjusted to reflect required regulatory divestments of IRM's legacy Australian business.
(2) Represents CuFt acquired at close. CuFt activity post close flows through new sales, new volume from existing customers, destructions, outperms / terms as appropriate. Acquisitions/ dispositions reflects business acquisition volume net of divestments required by Recall transaction and sale of Russia / Ukraine business.
(3) Acquisitions of customer relationships are included in new sales as the nature of these transactions is similar to new customer wins.

www.ironmountain.com
Selected metric definitions are available in the Appendix
9

IRON MOUNTAIN®

Quarterly Operating Performance[(1)]

By Reporting Segment	Q3 Results: Q3 2017		Q3 Results: Q3 2018		% Growth: Reported	- Impact of FX Rate Changes and Adjustments[(1)]	= Constant Currency	- Impact of Acquisitions and Dispositions	= Internal Growth
NA Records and Information Management Business									
Storage Rental	$308,822		$306,633		(0.7)%	(2.0)%	1.3%	0.1%	1.2%
Service	204,745		232,970		13.8%	2.6%	11.2%	0.2%	10.9%
Total Revenues	$513,567		$539,603		5.1%	(0.2)%	5.2%	0.2%	5.1%
Adjusted EBITDA & Margin	224,882	43.8%	248,600	46.1%					
NA Data Management Business									
Storage Rental	$70,075		$67,779		(3.3)%	(1.2)%	(2.1)%	0.0%	(2.1)%
Service	31,155		29,698		(4.7)%	1.6%	(6.3)%	0.0%	(6.3)%
Total Revenues	$101,230		$97,477		(3.7)%	(0.3)%	(3.4)%	0.0%	(3.4)%
Adjusted EBITDA & Margin	56,433	55.7%	53,484	54.9%					
Western European Business									
Storage Rental	$78,012		$79,492		1.9%	0.4%	1.4%	0.0%	1.4%
Service	50,070		49,236		(1.7)%	(1.8)%	0.2%	0.0%	0.2%
Total Revenues	$128,082		$128,728		0.5%	(0.4)%	0.9%	0.0%	0.9%
Adjusted EBITDA & Margin	43,464	33.9%	40,770	31.7%					
Other International Business									
Storage Rental	$125,903		$124,920		(0.8)%	(9.7)%	8.9%	3.0%	5.9%
Service	73,795		73,345		(0.6)%	(10.0)%	9.4%	2.8%	6.6%
Total Revenues	$199,698		$198,265		(0.7)%	(9.8)%	9.1%	2.9%	6.2%
Adjusted EBITDA & Margin	59,082	29.6%	60,153	30.3%					
Global Data Center Business									
Storage Rental	$7,761		$60,039		673.6%	(5.4)%	679.0%	652.3%	26.7%
Service	488		3,341		584.6%	(2.2)%	586.8%	555.3%	31.5%
Total Revenues	$8,249		$63,380		668.3%	(5.2)%	673.5%	646.6%	27.0%
Adjusted EBITDA & Margin	1,077	13.1%	27,299	43.1%					
Corporate and Other Business									
Storage Rental	$10,518		$18,110		72.2%	(0.3)%	72.5%	64.5%	8.0%
Service	4,317		15,428		257.4%	(1.2)%	258.5%	244.2%	14.3%
Total Revenues	$14,835		$33,538		126.1%	(1.2)%	127.2%	117.4%	9.9%
Adjusted EBITDA	(61,914)		(66,517)						
Total									
Storage Rental	$601,091		$656,973		9.3%	(3.2)%	12.5%	10.2%	2.3%
Service	364,570		404,018		10.8%	(0.7)%	11.5%	4.4%	7.1%
Total Revenues	$965,661		$1,060,991		9.9%	(2.2)%	12.1%	8.0%	4.1%
Adjusted EBITDA & Margin	323,024	33.5%	363,789	34.3%					

(1) Includes adjustments for adoption of Revenue Recognition standards.

Section I
Section II
Section III
Section IV
Section V
Section VI
Section VII
Section VIII
Section IX
Section X
Section XI

www.ironmountain.com
Selected metric definitions are available in the Appendix
10

IRON MOUNTAIN

Year-to-Date Operating Performance[(1)]

By Reporting Segment	Year-to-Date Results YTD 2017		Year-to-Date Results YTD 2018		% Growth Reported	- Impact of FX Rate Changes and Adjustments	= Constant Currency	- Impact of Acquisitions and Dispositions	= Internal Growth
NA Records and Information Management Business									
Storage Rental	$912,173		$917,347		0.6%	(1.5)%	2.1%	0.1%	2.0%
Service	618,588		688,179		11.2%	3.4%	7.9%	0.2%	7.6%
Total Revenues	$1,530,761		$1,605,526		4.9%	0.5%	4.4%	0.2%	4.3%
Adjusted EBITDA & Margin	655,180	42.8%	719,199	44.8%					
NA Data Management Business									
Storage Rental	$207,634		$205,833		(0.9)%	(0.8)%	(0.1)%	0.0%	(0.1)%
Service	94,107		91,639		(2.6)%	2.0%	(4.6)%	0.0%	(4.6)%
Total Revenues	$301,741		$297,472		(1.4)%	0.1%	(1.5)%	0.0%	(1.5)%
Adjusted EBITDA & Margin	167,151	55.4%	162,616	54.7%					
Western European Business									
Storage Rental	$224,114		$245,883		9.7%	8.0%	1.7%	0.0%	1.7%
Service	145,906		155,932		6.9%	5.5%	1.4%	0.0%	1.4%
Total Revenues	$370,020		$401,815		8.6%	7.0%	1.6%	0.0%	1.6%
Adjusted EBITDA & Margin	114,134	30.8%	131,265	32.7%					
Other International Business									
Storage Rental	$364,835		$386,278		5.9%	(2.2)%	8.1%	2.2%	5.8%
Service	216,509		224,709		3.8%	(2.9)%	6.7%	1.8%	4.8%
Total Revenues	$581,344		$610,987		5.1%	(2.4)%	7.5%	2.1%	5.5%
Adjusted EBITDA & Margin	170,595	29.3%	181,417	29.7%					
Global Data Center Business									
Storage Rental	$23,550		$157,479		568.7%	(2.0)%	570.7%	564.6%	6.0%
Service	1,282		7,399		477.1%	(0.5)%	477.7%	442.4%	35.3%
Total Revenues	$24,832		$164,878		564.0%	(1.9)%	565.9%	558.3%	7.5%
Adjusted EBITDA & Margin	8,574	34.5%	72,990	44.3%					
Corporate and Other Business									
Storage Rental	$31,303		$50,741		62.1%	0.0%	62.1%	56.5%	5.5%
Service	14,342		32,853		129.1%	3.3%	125.8%	117.7%	8.1%
Total Revenues	$45,645		$83,594		83.1%	0.7%	82.5%	76.1%	6.4%
Adjusted EBITDA	(181,982)		(191,229)						
Total									
Storage Rental	$1,763,609		$1,963,561		11.3%	(0.2)%	11.6%	8.9%	2.6%
Service	1,090,734		1,200,711		10.1%	2.3%	7.7%	2.6%	5.2%
Total Revenues	$2,854,343		$3,164,272		10.9%	0.8%	10.1%	6.5%	3.6%
Adjusted EBITDA & Margin	933,652	32.7%	1,076,258	34.0%					

Section I
Section II
Section III
Section IV
Section V
Section VI
Section VII
Section VIII
Section IX
Section X
Section XI

(1) Includes adjustments for adoption of Revenue Recognition standards.

www.ironmountain.com
Selected metric definitions are available in the Appendix
11

Consolidated Balance Sheets ASSETS 12/31/2017 9/30/2018 Current Assets: I Cash and Cash Equivalents $925,699 $197,676 Section Accounts Receivable, Net 835,742 847,452 Other Current Assets 188,874 170,847 Total Current Assets 1,950,315 1,215,975 II Section Property, Plant and Equipment: Property, Plant and Equipment 6,251,100 7,469,651 Less: Accumulated Depreciation (2,833,421) (3,044,958) III Property, Plant and Equipment, Net 3,417,679 4,424,693 Section Other Assets, Net: Goodw ill 4,070,267 4,478,757 Other Non-current Assets, Net: 1,534,141 1,686,544 IV Section Total Other Assets, Net 5,604,408 6,165,301 Total Assets $10,972,402 $11,805,969 V LIABILITIES AND EQUITY Section Current Liabilities: Current Portion of Long-term Debt $146,300 $121,695 VI Other Current Liabilities 1,183,873 1,125,657 Section Total Current Liabilities 1,330,173 1,247,352 Long-term Debt, Net of Current Portion 6,896,971 8,109,179 (1) Other Long-term Liabilities 446,416 510,562 VII Total Long-term Liabilities 7,343,387 8,619,741 Section Total Liabilities $8,673,560 $9,867,093 Equity VIII Total Stockholders' Equity $2,297,438 $1,937,386 Section Noncontrolling Interests 1,404 1,490 Total Equity 2,298,842 1,938,876 IX Total Liabilities and Equity $10,972,402 $11,805,969 Section X Section XI Section (1) Includes redeemable noncontrolling interests of $91mm and $95mm as of December 31, 2017 and September 30, 2018, respectively. www.ironmountain.com Selected metric definitions are available in the Appendix 12

IRON MOUNTAIN®

Consolidated Statements of Operations

	Q3 2017	Q3 2018	% Change	YTD 2017	YTD 2018	% Change
Revenues:						
Storage Rental	$601,091	$656,973	9.3%	$1,763,609	$1,963,561	11.3%
Service	364,570	404,018	10.8%	1,090,734	1,200,711	10.1%
Total Revenues	$965,661	$1,060,991	9.9%	$2,854,343	$3,164,272	10.9%
Operating Expenses:						
Cost of Sales (excluding Depreciation and Amortization)[1]	418,327	448,018	7.1%	1,259,318	1,348,203	7.1%
Selling, General and Administrative[2]	242,357	258,470	6.6%	719,968	778,526	8.1%
Depreciation and Amortization	128,513	157,797	22.8%	381,319	474,595	24.5%
(Gain) Loss on Disposal/Write-Down of PP&E (excluding Real Estate), Net	(292)	960	n/a	(967)	(716)	26.0%
Total Operating Expenses	788,905	865,245	9.7%	2,359,638	2,600,608	10.2%
Operating Income (Loss)	176,756	195,746	10.7%	494,705	563,664	13.9%
Interest Expense, Net	88,989	103,841	16.7%	265,010	303,574	14.6%
Foreign Currency Transaction (Gain) / Loss	11,865	664	(94.4)%	27,900	3,825	(86.3)%
Debt Extinguishment Expense	48,298	-	n/a	48,298	-	n/a
Other (Income) Expense, Net	(684)	(339)	50.4%	(42,449)	(2,405)	94.3%
Income (Loss) before Provision (Benefit) for Income Taxes and Gain on Sale of Real Estate	28,288	91,580	n/a	195,946	258,670	32.0%
Provision (Benefit) for Income Taxes	2,268	14,300	n/a	29,497	41,873	42.0%
(Gain) on Sale of Real Estate, Net of Tax	638	(1,348)	n/a	(925)	(1,348)	(45.7%)
Income (Loss) from Continuing Operations	25,382	78,628	n/a	167,374	218,145	30.3%
(Loss) Income from Discontinued Operations, Net of Tax	(1,058)	(11,605)	n/a	(3,421)	(12,427)	n/a
Net Income (Loss)	24,324	67,023	n/a	163,953	205,718	25.5%
Less: Net Income (Loss) Attributable to Noncontrolling Interests	(21)	(125)	n/a	2,853	485	(83.0)%
Net Income (Loss) Attributable to Iron Mountain Incorporated	$24,345	$67,148	n/a	$161,100	$205,233	27.4%
Earnings (Losses) per Share - Basic:						
Income (Loss) from Continuing Operations	$0.10	$0.28	n/a	$0.62	$0.76	22.6%
Total (Loss) Income from Discontinued Operations	$0.00	($0.04)	n/a	($0.01)	($0.04)	n/a
Net Income (Loss) Attributable to Iron Mountain Incorporated	$0.09	$0.23	n/a	$0.61	$0.72	18.0%
Earnings (Losses) per Share - Diluted:						
Income (Loss) from Continuing Operations	$0.10	$0.27	n/a	$0.62	$0.76	22.6%
Total Income (Loss) from Discontinued Operations	$0.00	($0.04)	n/a	($0.01)	($0.04)	n/a
Net Income (Loss) Attributable to Iron Mountain Incorporated	$0.09	$0.23	n/a	$0.61	$0.72	18.0%
Weighted Average Common Shares Outstanding - Basic	265,198	286,159	7.9%	264,423	285,801	8.1%
Weighted Average Common Shares Outstanding - Diluted	266,139	286,982	7.8%	265,293	286,515	8.0%

(1) Includes $3.1mm and $2.9mm of Significant Acquisition Costs in Q3 2017 and Q3 2018, respectively, and $16.0mm and $5.0mm of Significant Acquisition Costs in YTD 2017 and YTD 2018, respectively.
(2) Includes $15.0mm and $6.4mm of Significant Acquisition Costs in Q3 2017 and Q3 2018, respectively, and $42.6mm and $33.7mm of Significant Acquisition Costs in YTD 2017 and YTD 2018, respectively.

Section I | Section II | Section III | Section IV | Section V | Section VI | Section VII | Section VIII | Section IX | Section X | Section XI

www.ironmountain.com Selected metric definitions are available in the Appendix 13

IRON MOUNTAIN®

Reconciliation of Income from Continuing Operations to Adjusted EBITDA

	Q3 2017	Q3 2018	% Change	YTD 2017	YTD 2018	% Change
Income from Continuing Operations	$25,382	$78,628	n/a	$167,374	$218,145	30.3%
Add / (Deduct):						
Interest Expense, Net	88,989	103,841	16.7%	265,010	303,574	14.6%
Provision (Benefit) for Income Taxes	2,268	14,300	n/a	29,497	41,873	42.0%
(Gain) on Sale of Real Estate, Net of Tax	638	(1,348)	n/a	(925)	(1,348)	45.7%
Debt Extinguishment Expense	48,298	-	n/a	48,298	-	n/a
Foreign Currency Transaction Losses (Gains)[1]	11,865	664	(94.4)%	27,900	3,825	(86.3)%
Other (Income) Expense, Net[2]	(684)	(339)	50.4%	(42,449)	(2,405)	94.3%
Significant Acquisition Costs	18,047	9,286	(48.5)%	58,595	38,715	(33.9)%
(Gain) Loss on Disposal/Write-Down of PP&E (excluding Real Estate), Net	(292)	960	n/a	(967)	(716)	26.0%
Depreciation and Amortization	128,513	157,797	22.8%	381,319	474,595	24.5%
Adjusted EBITDA	$323,024	$363,789	12.6%	$933,652	$1,076,258	15.3%

Section I
Section II
Section III
Section IV
Section V
Section VI
Section VII
Section VIII
Section IX
Section X
Section XI

(1) Includes realized and unrealized FX (gains) losses.
(2) Other (Income) Expense, Net for the nine months ended September 30, 2017 includes a gain of approximately $38.9mm associated with the sale of our business in Russia and Ukraine.

www.ironmountain.com Selected metric definitions are available in the Appendix 14

IRON MOUNTAIN

Reconciliation of Reported Earnings per Share to Adjusted Earnings per Share

	Q3 2017	Q3 2018	% Change	YTD 2017	YTD 2018	% Change
Reported EPS - Fully Diluted from Continuing Operations	$ 0.10	$ 0.27	n/a	$ 0.62	$ 0.76	22.6%
Add (Deduct):						
Income (Loss) Attributable to Noncontrolling Interests	-	-		0.01	-	
Debt Extinguishment Expense	0.18	-		0.18	-	
Foreign Currency Transaction Losses (Gains)	0.04	-		0.11	0.01	
Other (Income) Expense, Net	-	-		(0.16)	(0.02)	
Significant Acquisition Costs	0.07	0.03		0.22	0.14	
Tax Impact of Reconciling Items and Discrete Tax Items[(1)]	(0.08)	(0.02)		(0.12)	(0.06)	
Adjusted EPS - Fully Diluted from Continuing Operations	$ 0.31	$ 0.28	(9.7)%	$ 0.85	$ 0.83	(2.4)%

Section I
Section II
Section III
Section IV
Section V
Section VI
Section VII
Section VIII
Section IX
Section X
Section XI

(1) The difference between our effective tax rate and our structural tax rate (or adjusted effective tax rate) for the three and nine months ended September 30, 2017 and 2018, respectively, is primarily due to (i) the reconciling items above, which impact our reported income (loss) from continuing operations before provision (benefit) for income taxes but have an insignificant impact on our reported provision (benefit) for income taxes and (ii) other discrete tax items. Our structural tax rate for purposes of the calculation of Adjusted EPS was 21.5% for the three and nine months ended September 30, 2017 and 20.3% for the three and nine months ended September 30, 2018. The Tax Impact of Reconciling Items and Discrete Tax Items is calculated using the current quarter's estimate of the annual structural tax rate for both the three and YTD periods. This may result in the current period adjustment plus prior reported quarterly adjustments to not sum to the full year adjustment.

www.ironmountain.com Selected metric definitions are available in the Appendix 15

IRON MOUNTAIN®

Reconciliation of Net Income to FFO & AFFO

	Q3 2017	Q3 2018	% Change	YTD 2017	YTD 2018	% Change
Net Income	$24,324	$67,023	n/a	$163,953	$205,718	25.5%
Add / (Deduct):						
Real Estate Depreciation	64,533	75,432		193,402	221,822	
(Gain) Loss on Sale of Real Estate, Net of Tax	638	(1,348)		(925)	(1,348)	
FFO (Nareit)	$89,495	$141,107	57.7%	$356,430	$426,192	19.6%
Add / (Deduct):						
(Gain) Loss on Disposal/Write-Down of PP&E (excluding Real Estate), Net	(292)	960		(967)	(716)	
Foreign Currency Transaction (Gains) Losses[1]	11,865	664		27,900	3,825	
Debt Extinguishment Expense	48,298	-		48,298	-	
Other (Income) Expense, Net	(684)	(339)		(42,449)	(2,405)	
Tax Impact of Reconciling Items and Discrete Tax Items[2]	(20,419)	(6,386)		(32,277)	(18,490)	
Loss (Income) from Discontinued Operations, Net of Tax	1,058	11,605		3,421	12,427	
Significant Acquisition Costs	18,047	9,286		58,595	38,715	
FFO (Normalized)	$147,368	$156,897	6.5%	$418,951	$459,548	9.7%
Add / (Deduct):						
Non-Real Estate Depreciation	36,040	37,558		109,078	116,101	
Amortization Expense[3]	27,940	41,755		78,839	126,239	
Amortization of Deferred Financing Costs	4,029	3,957		11,904	11,537	
Revenue Reduction Associated with Amortization of Permanent Withdrawal Fees and Above - and Below-Market Leases	2,721	4,505		8,627	12,430	
Non-Cash Rent Expense (Income)	(404)	(2,458)		5,483	(2,538)	
Stock-based Compensation Expense	7,761	7,279		22,853	23,352	
Reconciliation to Normalized Cash Taxes[4]	14,127	9,594		16,694	23,770	
Less:						
Non-Real Estate Investment[5]	7,099	9,709		18,845	30,198	
Real Estate, Data Center and Non-Real Estate Maintenance CapEx[6]	22,375	20,725		55,458	60,312	
AFFO	$210,108	$228,653	8.8%	$598,126	$679,929	13.7%
Per Share Amounts (Fully Diluted Shares)						
FFO (Nareit)	$0.34	$0.49	44.1%	$1.34	$1.49	11.2%
FFO (Normalized)	$0.55	$0.55	0.0%	$1.58	$1.60	1.3%
Weighted Average Common Shares Outstanding - Basic	265,198	286,159	7.9%	264,423	285,801	8.1%
Weighted Average Common Shares Outstanding - Diluted	266,139	286,982	7.8%	265,293	286,515	8.0%

(1) Includes realized and unrealized FX (gains) losses.
(2) Calculated as actual cash taxes less current tax provision and other one-time cash tax items, to reflect actual cash tax (impact)/benefit to AFFO.
(3) Includes Customer Relationship Value, intake costs, acquisition of customer relationships, data center intangibles, and other intangibles. Excludes amortization of capitalized commissions of $0.0mm and $3.1mm in Q3 2017 and Q3 2018, respectively, and $0.0mm and $10.4mm of capitalized commissions in YTD 2017 and YTD 2018, respectively.
(4) Our structural tax rate for purposes of calculation of FFO (Normalized) was 21.5% for the three and nine months ended September 30, 2017 and 20.3% for the three and nine months ended September 30, 2018. The Tax Impact of Reconciling Items and Discrete Tax Items is calculated using the current quarter's estimate of the annual structural tax rate for both the three months and YTD periods. This may result in the current period adjustment plus prior reported quarterly adjustment to not sum to the YTD adjustment.
(5) Non-Real Estate Investment excludes Significant Acquisition integration CapEx of $3.4mm and $4.2mm in Q3 2017 and Q3 2018, respectively, and $14.9mm and $9.9mm of Significant Acquisition integration CapEx in YTD 2017 and YTD 2018, respectively. Includes Non-Real Estate Investment associated with the Global Data Center Business segment of $0.2mm and $0.9mm in Q3 2017 and Q3 2018, respectively, and $3.5mm and $4.2m of Non-Real Estate Investment associated with the Global Data Center Business segment in YTD 2017 and YTD 2018, respectively.
(6) Maintenance CapEx excludes Significant Acquisition integration maintenance expense of $0.8mm and $0.2mm in Q3 2017 and Q3 2018, respectively, and $2.2mm and $0.4mm of Significant Acquisition integration Capex in YTD 2017 and YTD 2018, respectively.

Section I | Section II | Section III | Section IV | Section V | Section VI | Section VII | Section VIII | Section IX | Section X | Section XI

www.ironmountain.com Selected metric definitions are available in the Appendix 16

IRON MOUNTAIN

Reconciliation of Cash Flow from Operations to AFFO

	Q3 2017	Q3 2018	% Change	YTD 2017	YTD 2018	% Change
Cash Flow from from Operating Activities-Continuing Operations	200,251	231,732	15.7%	522,290	625,538	19.8%
Adjust for:						
Tax on Gain from Disposition of Real Estate	640	-	n/a	640	-	n/a
Tax Impact of Reconciling Items and Discrete Tax Items Net of Deferred Tax	(1,736)	(4,705)	n/a	(4,058)	(17,707)	n/a
Reconciliation to Normalized Cash Taxes(1)	14,127	9,594	(32.1%)	16,694	23,770	42.4%
Significant Acquisition Costs	18,047	9,286	(48.5%)	58,595	38,715	(33.9%)
Working Capital Adjustments(2)	9,589	16,597	73.1%	84,086	110,403	31.3%
Non-Real Estate Investment CapEx(3)	(7,099)	(9,709)	(36.8)%	(18,845)	(30,198)	(60.2)%
Real Estate, Data Center and Non-Real Estate Maintenance CapEx(4)	(22,375)	(20,725)	7.4%	(55,458)	(60,312)	(8.8)%
Amortization of Capitalized Commissions	-	(3,052)	n/a	-	(10,433)	n/a
Other and FX(5)	(1,336)	(365)	72.7%	(5,818)	153	n/a
AFFO	$210,108	$228,653	8.8%	$598,126	$679,929	13.7%

(1) Calculated as actual cash taxes less current tax provision and other one-time cash tax items, to reflect actual cash tax (impact)/benefit to AFFO.
(2) Working capital adjustments in Q3 2018 are driven primarily by changes in accruals for interest payable, accounts payable, and tax receivables, offset by acquisition related adjustments and accounts receivable changes.
(3) Non-Real Estate Investment excludes Significant Acquisition integration CapEx of $3.4mm and $4.2mm in Q3 2017 and Q3 2018, respectively, and $14.9mm and $9.9mm of Significant Acquisition integration CapEx in YTD 2017 and YTD 2018, respectively. Includes Non-Real Estate Investment associated with the Global Data Center Business segment of $0.2mm and $0.9mm in Q3 2017 and Q3 2018, respectively, and $3.5mm and $4.2m of Non-Real Estate Investment associated with the Global Data Center Business segment in YTD 2017 and YTD 2018, respectively.
(4) Maintenance CapEx excludes Significant Acquisition integration maintenance expense of $0.8mm and $0.2mm in Q3 2017 and Q3 2018, respectively, and $2.2mm and $0.4mm of Significant Acquisition integration Capex in YTD 2017 and YTD 2018, respectively.
(5) Adjusts for Large Volume Accounts ("LVA") amortization, Revenue Reduction Associated with Amortization of Permanent Withdrawal Fees and Above - and Below-Market Leases, and foreign currency adjustments.

Section I | Section II | Section III | Section IV | Section V | Section VI | Section VII | Section VIII | Section IX | Section X | Section XI

www.ironmountain.com Selected metric definitions are available in the Appendix 17

IRON MOUNTAIN®

Storage and Service Reconciliation[1]

	Q3 2017	Q3 2018	% Change	YTD 2017	YTD 2018	% Change
Total Storage Revenue	$601,091	$656,973	9.3%	$1,763,609	$1,963,561	11.3%
Add: Permanent Withdrawal Fees	6,408	7,364	14.9%	17,701	19,380	9.5%
Adjusted Storage Revenue	$607,499	$664,337	9.4%	$1,781,310	$1,982,941	11.3%
Total Service Revenue	$364,570	$404,018	10.8%	$1,090,734	$1,200,711	10.1%
Less: Permanent Withdrawal Fees	(6,408)	(7,364)	(14.9%)	(17,701)	(19,380)	(9.5%)
Adjusted Service Revenue	$358,162	$396,654	10.7%	$1,073,033	$1,181,331	10.1%
Storage Cost of Sales (COS)						
Storage COS Excluding Rent	77,375	89,313	15.4%	222,879	270,471	21.4%
Storage Rent	75,462	77,780	3.1%	220,757	231,323	4.8%
Total Storage COS	152,837	167,093	9.3%	443,636	501,794	13.1%
Service Cost of Sales (COS)						
Service COS Excluding Rent	259,428	273,989	5.6%	790,065	830,334	5.1%
Service Rent	3,003	4,044	34.7%	9,598	11,060	15.2%
Total Service COS	262,431	278,033	5.9%	799,663	841,394	5.2%
Significant Acquisition Costs Included in Cost of Sales	3,059	2,892	(5.5%)	16,019	5,015	(68.7%)
Total COS	$418,327	$448,018	7.1%	$1,259,318	$1,348,203	7.1%
SG&A Costs						
Storage Overhead	29,906	43,301	44.8%	96,991	121,076	24.8%
Service Overhead	19,950	29,154	46.1%	65,878	80,767	22.6%
Corporate Overhead	115,654	120,590	4.3%	327,644	351,542	7.3%
Significant Acquisition Costs Included in SG&A	14,988	6,394	(57.3%)	42,576	33,700	(20.8%)
Sales and Marketing	61,859	59,031	(4.6%)	186,879	191,441	2.4%
Total SG&A	$242,357	$258,470	6.6%	$719,968	$778,526	8.1%
Adjusted EBITDA						
Total Storage Adjusted EBITDA	424,756	453,943	6.9%	1,240,683	1,360,071	9.6%
Total Service Adjusted EBITDA	75,781	89,467	18.1%	207,492	259,170	24.9%
Less: Corporate Overhead and Sales and Marketing	(177,513)	(179,621)	1.2%	(514,523)	(542,983)	5.5%
Total Adjusted EBITDA	$323,024	$363,789	12.6%	$933,652	$1,076,258	15.3%

(1) Our Storage and Service Revenues and Adjusted Storage and Service EBITDA margins for Q3 2018 reflect a net reclassification of $6.6mm. Our Storage Service Revenues and Adjusted Storage and Service EBITDA margins for YTD 2018 reflect a net reclassification of $19.0mm of Storage Rental Revenues and Storage Adjusted EBITDA into Service Revenues and Service Adjusted EBITDA. These reclasses are as a result of our adoption of a new accounting standard pertaining to revenue recognition, which we adopted as of January 1, 2018. Our revenues for Q3 2017 and YTD 2017 do not reflect this revenue reclassification as this new accounting standard was adopted on a modified retrospective basis, whereby prior period results were not restated.

Section I
Section II
Section III
Section IV
Section V
Section VI
Section VII
Section VIII
Section IX
Section X
Section XI

www.ironmountain.com
Selected metric definitions are available in the Appendix
18

IRON MOUNTAIN

Storage Net Operating Income (NOI)[1]

	Q3 2017	Q3 2018	% Change	YTD 2017	YTD 2018	% Change
Revenue from Storage Rental Activities						
Records Management	$473,449	$472,280	(0.2)%	$1,386,794	$1,429,030	3.0%
Data Protection	90,537	87,668	(3.2)%	266,247	267,591	0.5%
Data Center	7,773	60,039	n/a	23,562	157,472	n/a
Other[2]	29,332	36,986	26.1%	87,006	109,468	25.8%
Total Storage Rental	$601,091	$656,973	9.3%	$1,763,609	$1,963,561	11.3%
Terminations/Permanent Withdraw al Fees	6,408	7,364	14.9%	17,701	19,380	9.5%
Total Revenue from Adjusted Storage Rental Activities	$607,499	$664,337	9.4%	$1,781,310	$1,982,941	11.3%
Less: Storage Rental Expenses						
Facility Costs[3]	141,766	151,294	6.7%	410,779	455,927	11.0%
Storage Rental Labor	2,927	5,494	87.7%	9,697	17,209	77.5%
Other Storage Rental Expenses	8,144	10,305	26.5%	23,160	28,658	23.7%
Storage Cost of Sales	152,837	167,093	9.3%	443,636	501,794	13.1%
Allocated Overhead[4]	29,906	43,301	44.8%	96,991	121,076	24.8%
Total Storage Rental Expenses	182,743	210,394	15.1%	540,627	622,870	15.2%
Total Storage Adjusted EBITDA	$424,756	$453,943	6.9%	$1,240,683	$1,360,071	9.6%
Total Storage Adjusted EBITDA Margin	69.9%	68.3%	-160 bps	69.7%	68.6%	-110 bps
Storage Rent	75,462	77,780	3.1%	220,757	231,323	4.8%
Storage Rental Expenses (excluding Storage Rent)	$107,281	$132,614	23.6%	$319,870	$391,547	22.4%
Storage Net Operating Income	$500,218	$531,723	6.3%	$1,461,440	$1,591,394	8.9%
Storage Net Operating Income Margin	82.3%	80.0%	-230 bps	82.0%	80.3%	-180 bps
Storage Gross Profit	$448,254	$489,881	9.3%	$1,319,973	$1,461,767	10.7%
Storage Gross Margin	74.6%	74.6%	0 bps	74.8%	74.4%	-40 bps

(1) Our Storage and Service Revenues and Adjusted Storage and Service EBITDA margins for Q3 2018 reflect a net reclassification of $6.6mm. Our Storage Service Revenues and Adjusted Storage and Service EBITDA margins for YTD 2018 reflect a net reclassification of $19.0mm of Storage Rental Revenues and Storage Adjusted EBITDA into Service Revenues and Service Adjusted EBITDA. These reclasses are as a result of our adoption of a new accounting standard pertaining to revenue recognition, which we adopted as of January 1, 2018. Our revenues for Q3 2017 and YTD 2017 do not reflect this revenue reclassification as this new accounting standard was adopted on a modified retrospective basis, whereby prior period results were not restated.

(2) Includes Fine Art Storage, Consumer Storage, Technology Escrow Services, Digital Storage, Fulfillment Services, Information Governance and Digital Solutions, Entertainment Services and other ancillary storage revenues. The Fulfillment Services business was sold on September 28, 2018.

(3) Includes Rent Expense, Building Maintenance, Property Taxes, Utilities and Insurance costs.

(4) Refer to page 18 and Appendix for overhead allocations and definitions.

Section I | Section II | Section III | Section IV | Section V | Section VI | Section VII | Section VIII | Section IX | Section X | Section XI

www.ironmountain.com Selected metric definitions are available in the Appendix 19

IRON MOUNTAIN
Service Business Detail[1]

	Q3 2017	Q3 2018	% Change	YTD 2017	YTD 2018	% Change
Service Operations Revenue by Product Line						
Records Management	$165,355	$180,015	8.9%	$496,930	$542,941	9.3%
Data Protection	41,054	38,318	(6.7)%	123,111	120,705	(2.0)%
Shredding	92,957	107,126	15.2%	281,116	314,518	11.9%
Data Center	487	3,341	n/a	1,283	7,399	n/a
Other[2]	64,717	75,218	16.2%	188,294	215,148	14.3%
Total Service Revenue	$364,570	$404,018	10.8%	$1,090,734	$1,200,711	10.1%
Less: Terminations/Permanent Withdraw al Fees	6,408	7,364	14.9%	17,701	19,380	9.5%
Adjusted Service Revenue	$358,162	$396,654	10.7%	$1,073,033	$1,181,331	10.1%
Less: Service Expenses						
Facility Costs[3]	8,282	10,340	24.8%	24,584	30,269	23.1%
Service Labor	188,713	194,399	3.0%	578,829	598,689	3.4%
Other Service Expenses	65,436	73,294	12.0%	196,250	212,436	8.2%
Service Cost of Sales	262,431	278,033	5.9%	799,663	841,394	5.2%
Allocated Overhead[4]	19,950	29,154	46.1%	65,878	80,767	22.6%
Total Service Expenses	282,381	307,187	8.8%	865,541	922,161	6.5%
Total Service Adjusted EBITDA	$75,781	$89,467	18.1%	$207,492	$259,170	24.9%
Total Service Adjusted EBITDA Margin	21.2%	22.6%	140 bps	19.3%	21.9%	260 bps
Service Rent	3,003	4,044	34.7%	9,598	11,060	15.2%
Total Service Adjusted EBITDAR	$78,784	$93,511	18.7%	$217,090	$270,230	24.5%
Total Service Adjusted EBITDAR Margin	22.0%	23.6%	160 bps	20.2%	22.9%	260 bps
Total Service Gross Profit	$102,139	$125,984	23.3%	$291,071	$359,317	23.4%
Total Service Gross Margin	28.0%	31.2%	320 bps	26.7%	29.9%	320 bps

Section I
Section II
Section III
Section IV
Section V
Section VI
Section VII
Section VIII
Section IX
Section X
Section XI

(1) Our Storage and Service Revenues and Adjusted Storage and Service EBITDA margins for Q3 2018 reflect a net reclassification of $6.6mm. Our Storage Service Revenues and Adjusted Storage and Service EBITDA margins for YTD 2018 reflect a net reclassification of $19.0mm of Storage Rental Revenues and Storage Adjusted EBITDA into Service Revenues and Service Adjusted EBITDA. These reclasses are as a result of our adoption of a new accounting standard pertaining to revenue recognition, which we adopted as of January 1, 2018. Our revenues for Q3 2017 and YTD 2017 do not reflect this revenue reclassification as this new accounting standard was adopted on a modified retrospective basis, whereby prior period results were not restated.

(2) Includes Fine Art Storage, Consumer Storage, Technology Escrow Services, Consulting, Fulfillment Services, Information Governance and Digital Solutions, Entertainment Services and other ancillary services. The Fulfillment Services business was sold on September 28, 2018.

(3) Includes Building Maintenance, Property Taxes, Utilities, Facility Rent and Insurance costs for shredding, imaging and other services.

(4) Refer to page 18 and Appendix for overhead allocations and definitions.

www.ironmountain.com
Selected metric definitions are available in the Appendix
20

Gross Book Value of Real Estate Assets As of 9/30/2018 Real Estate Assets I Section Storage Operations Land $393,925 Buildings & Building Improvements 2,856,244 II Leasehold Improvements 626,414 Section Racking 1,792,805 Construction In Progress 106,457 Total Storage Gross Book Value $5,775,845 III Section Service Operations Land $12,983 Buildings & Building Improvements 71,954 IV Leasehold Improvements 103,773 Section Racking 183,403 Construction In Progress 7,053 Total Service Gross Book Value $379,166 V Section Total Real Estate Gross Book Value $6,155,011 Non-Real Estate Assets VI All Other Non-Real Estate Assets Gross Book Value (1) 1,314,640 Section Total PP&E Gross Book Value $7,469,651 VII Section VIII Section Section IX Section X Section XI Section (1) Includes warehouse equipment, vehicles, furniture, fixtures, computer hardware and software. www.ironmountain.com Selected metric definitions are available in the Appendix 21

Lease Obligations(1) Facility Lease Expirations I (% of total square feet subject to lease) Section 9/30/2018 Assuming Exercise of All Extension Options II Section III Section IV Section V Section 54.7% VI Section VII Section 6.5% 5.1% 5.8% 4.2% 4.1% 4.0% 3.8% 3.4% 3.1% VIII 2.5% 2.7% Section 2018(2) 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 Thereafter IX Section Weighted Average Remaining Lease Obligations (assuming exercise of all extension options): 11.2 years X Section XI Section (1) Includes capital and operating lease obligations. (2) Reflects month to month leases and predominantly short term occupancies. www.ironmountain.com Selected metric definitions are available in the Appendix 22

IRON MOUNTAIN

Global Real Estate Portfolio(1)

(000s, except for number of buildings)

Top Ten Markets Owned, United States	Sq. Feet Owned
Northern New Jersey	2,851
Boston	1,428
Chicago	1,282
Los Angeles	1,040
Dallas	1,023
Houston	917
Philadelphia	858
Phoenix	831
New York	825
Baltimore / Washington	777

Top Ten Markets Owned, International	Sq. Feet Owned
London, UK	1,102
Paris, France	807
Montreal, Canada	552
Buenos Aires, Argentina	470
Mexico City, Mexico	452
Toronto, Canada	434
Lima District, Peru	434
Cambridge, UK	400
Edinburgh, UK	289
Singapore, Singapore	274

	As of 6/30/2018					
	Owned Facilities		Leased Facilities		Total	
	Buildings	Sq. Ft.	Buildings	Sq. Ft.	Buildings	Sq. Ft.
North America	207	23,426	537	33,444	744	56,870
Europe(2)	62	3,888	278	12,323	340	16,211
Latin America	36	2,046	93	4,804	129	6,850
Asia	8	472	211	8,651	219	9,123
International	106	6,406	582	25,778	688	32,184
Total(3)	313	29,832	1,119	59,222	1,432	89,054

	Q3 2018 Additions & Expansions					
	Owned Facilities		Leased Facilities(4)		Total	
	Buildings	Sq. Ft.	Buildings	Sq. Ft.	Buildings	Sq. Ft.
North America	-	-	17	498	17	498
Europe(2)	-	-	6	250	6	250
Latin America	1	26	2	116	3	142
Asia	-	-	28	934	28	934
International	1	26	36	1,300	37	1,326
Total	1	26	53	1,798	54	1,824

	Q3 2018 Dispositions & Move Outs					
	Owned Facilities		Leased Facilities		Total	
	Buildings	Sq. Ft.	Buildings	Sq. Ft.	Buildings	Sq. Ft.
North America	1	52	12	852	13	904
Europe(2)	-	-	9	115	9	115
Latin America	-	-	-	-	-	-
Asia	-	-	11	242	11	242
International	-	-	20	357	20	357
Total	1	52	32	1,209	33	1,261

	As of 9/30/2018					
	Owned Facilities		Leased Facilities		Total	
	Buildings	Sq. Ft.	Buildings	Sq. Ft.	Buildings	Sq. Ft.
North America	206	23,374	542	33,090	748	56,464
Europe(2)	62	3,888	275	12,458	337	16,345
Latin America	37	2,072	95	4,920	132	6,992
Asia	8	472	228	9,343	236	9,815
International	107	6,432	598	26,721	705	33,153
Total(5)	313	29,805	1,140	59,811	1,453	89,617
Total %	21.5%	33.3%	78.5%	66.7%		

(1) Includes real estate held in consolidated joint ventures.
(2) Includes South Africa and United Arab Emirates.
(3) Reflects adjustments to previous periods due to refinements to real estate basis.
(4) Out of the 54 leased building additions and expansions, 31 were the result of acquiring leases in business acquisitions and leased buildings related to acquisitions of customer relationships.
(5) Includes 8 owned data center facilities and 5 leased data center facilities with 2.3mm Sq.Ft. and 0.6mm Sq. Ft., respectively.

Section I | Section II | Section III | Section IV | Section V | Section VI | Section VII | Section VIII | Section IX | Section X | Section XI

www.ironmountain.com Selected metric definitions are available in the Appendix 23

IRON MOUNTAIN®

Revenue from Rental Activities and Storage NOI per Racked Square Foot

Square Footage by Region

	As of September 30, 2018				
	North America	Europe[(1)]	Latin America	Asia	Total
Records Management Racked Space	39,723	11,160	5,330	5,679	61,891
Data Protection Racked Space	713	150	60	63	986
Data Center Leasable Space	726	116	-	10	852
Other[(2)]	15,302	4,920	1,602	4,063	25,887
Total	56,464	16,345	6,992	9,815	89,617

Annualized Revenue from Rental Activities and Storage NOI per Racked Square Foot[(3)]

	Q3 2018 Annualized	
	Revenue	NOI
North America		
Records Management $ per Sq Ft	$30.20	$25.12
Data Protection $ per Sq Ft	$355.31	$322.37
Europe[(1)]	$37.52	$32.16
Latin America	$31.41	$27.79
Asia	$38.76	$34.38
Total by Racked Square Foot	$36.09	$30.83
Global Data Centers $ per Leasable Sq Ft	$281.75	$175.92
Fine Arts $ per Facility Sq Ft	$31.29	$27.01

(1) Includes South Africa and United Arab Emirates.
(2) Includes loading docks, unracked records management space, office space, common areas, as well as space in service-related facilities.
(3) Excludes Revenue and NOI associated with Technology Escrow Services, Fulfillment Services, Entertainment Services, Fine Art Storage, Consumer Storage and other ancillary storage revenue.

Section I
Section II
Section III
Section IV
Section V
Section VI
Section VII
Section VIII
Section IX
Section X
Section XI

www.ironmountain.com

Selected metric definitions are available in the Appendix

24

Portfolio Utilization Records Management Storage Portfolio (CuFt MM) Data Protection Storage Portfolio (DPUs MM) As of 9/30/2018 As of 9/30/2018(2) I Section YoY Growth in Units Stored(1) +2.2% II +2.6% 693 Section 700 677 100 87 90 600 80 -3.5% -1.5% III 66 64 500 Section 60 425 418 +5.0% 40 +25.5% IV 130 136 +7.6% +0.8% +156.9% Section 20 -1.9% 100 67 67 57 71 13 14 6 6 2 6 0 0 V North America Europe (4) Latin America Asia Total IRM North America Europe(4) Latin America Asia Total IRM Section Q3 2017 Q4 2017 Q1 2018 Q2 2018 Q3 2018 VI Section Utilization and Capacity(3) (%) 900 140 VII 817 129 Section 800 762 120 110 700 100 VIII 600 87 Section 78 495 80 69% 500 464 85% 81% 91% IX 150 162 74% 27 Section 84% 82% 18 90% 76 80 72 80 20 100 91% 84% 52% 7 8 8 8 89% 84% 98% 89% 78% 0 0 81% 73% 80% 75% X North America Europe (4) Latin America Asia Total IRM North America Europe (4) Latin America Asia Total IRM Section Q3 2018 Total Installed Racking Cap. Q3 2018 Total Potential Building Cap. (1) RM units stored includes cubic feet of storage in dedicated space leased to customers on a square foot basis; these dedicated space storage units are excluded from our RM volume growth chart on pages 8 XI and 9. Dispositions reflects business volume net of dispositions required by Recall transaction and sale of Russia / Ukraine business. Section (2) DPUs does not include data for Recall outside of Australia, because Recall’s unit of measurement for tapes is not consistent with Iron Mountain’s methodology. (3) We operate our storage RM business to achieve a desired utilization of between 94% – 98% to attain maximum operating efficiency. (4) Includes South Africa and United Arab Emirates. www.ironmountain.com Selected metric definitions are available in the Appendix 25

IRON MOUNTAIN®

Customer Data

Our top 20 records management customers have historically represented approximately 6% of consolidated revenues. Customer retention is consistently high with annual losses limited to approximately 2% (on a volume basis), attributable to customer terminations.

North America Q3 2018 Trailing Twelve Months Records Management Revenue by Vertical


Energy
Business Services
Life Sciences
Insurance
3%
3%
2%
7%
Financial
13%
47%
Other (1)
8%
Legal
2%
Federal
16%
Healthcare

Customer Quality Metrics	YTD 2018	Full Year 2017	Full Year 2016	Full Year 2015
Volume Retention Rate (RM Global)	93.6%	94.0%	92.6%	93.3%
Bad Debt Expense as a % of Consolidated Revenues	0.6%	0.4%	0.2%	0.5%

Turnover Expenditures (Storage Only)	Q3 2018	YTD 2018
Sales, Marketing & Account Management	36,552	118,797
Customer Acquisition Costs[2]	26,328	63,561

(1) No single vertical within 'Other' comprises greater than 1% of North America Revenue.
(2) Customer acquisition costs include the acquisition of customer relationships and customer inducements.

www.ironmountain.com

Selected metric definitions are available in the Appendix

26

Section I Section II Section III Section IV Section V Section VI Section VII Section VIII Section IX Section X Section XI

IRON MOUNTAIN

Data Center Customer and Portfolio Metrics(1)

($ in 000)

Annualized Revenue and Lease Expirations

Customer Lease Expiration, As of September 30, 2018					
Year	Number of Leases Expiring	Total MW Expiring	Percentage of Total MW	Annualized TCV Rent Expiring	Percentage of TCV Annualized Rent
2018	219	9.8	10.3%	$30,311	13.0%
2019	457	15.6	16.3%	50,266	21.5%
2020	284	13.6	14.2%	39,851	17.0%
2021	200	15.4	16.1%	37,873	16.2%
2022	67	2.9	3.0%	8,751	3.7%
2023	60	8.3	8.8%	15,836	6.8%
2024	19	4.0	4.2%	10,523	4.5%
Thereafter	18	25.8	27.1%	40,611	17.4%
Total	1,324	95.4	100.0%	$234,022	100.0%

WALE: 3.47 years

	Q3 2018 Annualized			
	Revenue	NOI	Leasable MW	Leasable Sq Ft
Data Center	$253,521	$140,685	102.8	852
$ per Leasable Sq Ft	$298	$165		
$ per Leasable MW	$2,466	$1,369		

Capacity

Capacity in MW			
Geographic Region	Leased % by MW	Leasable MW	Total Potential MW
Boyers and Other(2)	87.5%	12.9	24.4
Denver	62.9%	10.6	16.2
New Jersey	93.4%	12.4	30.0
Northern Virginia	100.0%	3.0	55.5
Northern Virginia (Pre-Stable)	22.2%	4.5	4.5
Phoenix	100.0%	44.6	109.4
Amsterdam	97.6%	10.8	34.5
London	100.0%	3.2	8.9
Singapore	100.0%	1.0	5.5
Total	91.1%	102.8	288.9

Development Activity

Data Center Development Activity									
	Under Construction								Held for Development
Project / Facilities	MW Under Construction in Q3	% Pre-Leased	Investment in Q3	Total Expected Investment	Total Inv. NOI Yield %	Expected Completion	Expected Stabilization	MW Held for Development
Data Center Expansion								
Amsterdam	1.9	32.1%	$741	$27,000		Q2 2019	Q3 2020	1.9
London	1.9	-	$1,394	$12,000		Q3 2019	Q2 2020	3.8
New Jersey	-	-	-	-				17.7
Singapore	1.5	-	$2,495	$11,000		Q2 2019	Q1 2020	3.0
Northern Virginia (Hall 1)	-	-	-	-				3.0
All Other Facilities	-	-	-	-				17.4
Total Expansion	5.3	11.4%	$4,631	$50,000				46.7
New Development								
Amsterdam Future Phases	-	-	-	-				20.0
Arizona (AZP2)	4.0	-	$14,894	$116,000		Q4 2019	Q4 2020	60.6
Northern Virginia (Halls 2-4)	-	-	-	-				49.5
Total New Development	4.0	-	$14,894	$116,000				130.1
Total Development	9.3	6.5%	$19,525	$167,000	14% - 16%			176.8

(1) Revenue and NOI figures include contribution from rent, power and data center services.
(2) Includes approximately 1 MW of internal capacity.

www.ironmountain.com

Selected metric definitions are available in the Appendix

27

Section I Section II Section III Section IV Section V Section VI Section VII Section VIII Section IX Section X Section XI

Debt Schedule Total Borrowings Maturity Schedule ($MM) I Section II $1,819 Section III Section (3) $1,007 $946 $1,000 $876 $825 IV Section $546 (2) (1) $435 $299 V Section $12 $57 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 Thereafter VI Section (4) VII Fixed vs. Floating Rate Debt at 9/30/18 Section VIII Section Section 28% IX Fixed Rate Debt Section Floating Rate Debt X 72% Section XI (1) Includes Accounts Receivable securitization. Section (2) Includes AUD Term Loan B of $243mm. (3) Includes $50mm of mortgage notes payable in 2026 and $350mm of USD Term Loan B fixed to 2022. (4) Adjusted to include capital leases yields a ratio of 74% fixed and 26% floating. www.ironmountain.com Selected metric definitions are available in the Appendix 28

Capitalization Senior Subordinated and Senior Unsecured Notes (as of 9/30/2018) Senior Senior Senior Senior Senior Senior Senior Senior Senior Type of Note Subordinated Unsecured Unsecured Unsecured Unsecured Unsecured Unsecured Unsecured Unsecured I Issuance Date 8/7/12 8/13/13 5/27/16 5/27/16 9/15/16 5/18/17 9/18/17 11/13/17 12/27/17 Section Denomination USD USD USD USD CAD EUR USD GBP USD Original Principal Amount (FX Rate on Issue Date) $1,000,000 $600,000 $500,000 $250,000 $189,537 $336,894 $1,000,000 $535,904 $825,000 Exchange Rate at 9/30/2018 1.0000 1.0000 1.0000 1.0000 0.7751 1.1605 1.0000 1.3029 1.0000 II Principal Amount at 9/30/2018 $1,000,000 $600,000 $500,000 $250,000 $193,766 $348,140 $1,000,000 $521,173 $825,000 Section Yield (on Issue Date) 5.750% 6.000% 4.375% 5.375% 5.375% 3.000% 4.875% 3.875% 5.250% Maturity Date 8/15/24 8/15/23 6/1/21 6/1/26 9/15/23 1/15/25 9/15/27 11/15/25 3/15/28 Current Call Price 101.917 103.000 102.188 N/A N/A N/A N/A N/A N/A III Next Call Date 8/15/19 8/15/19 6/1/19 6/1/21 9/15/19 6/15/20 9/15/22 11/15/20 3/15/22 Section Next Call Price 100.958 102.000 101.094 102.688 104.031 101.500 102.438 101.938 102.625 IV Section Senior Credit Facility Debt Covenant Analysis (as of 9/30/2018) Total Market Capitalization as of 9/30/2018 Metric Limit Current # of Shares Outstanding 286,221 V Fixed Charge Ratio ≥ 1.5x 2.3x Share Price as of 9/30/2018 $34.53 Section Net Total Lease Adjusted Leverage Ratio ≤ 6.5x 5.6x Total Equity Value $9,883,213 Net Secured Lease Adjusted Leverage Ratio ≤ 4.0x 2.6x Total Debt, Net of Cash(1) $8,123,686 Total Market Capitalization $18,006,899 VI Section Net Debt to Total Market Capitalization 45% Adj. EBITDA to Interest Expense 3.5x Total Market Capitalization to Adjusted EBITDA 12.3 VII Section Senior Credit Facility (as of 9/30/2018) Senior CreditCredit Facility Ratings Debt Covenant Analysis (as of 9/30/2018) Capacity $1,993,750 S&P Moody's VIII Data Table for ThinkCell Chart Section Section Outstanding $1,065,220 Corporate BB- Ba3 Letters of Credit $43,359 Senior Credit Facility BB Ba3 Remaining Capacity $885,171 Senior Unsecured BB- Ba3 Interest Rate Spread (Prime) 0.75% IX Senior Subordinated B B2 Section Interest Rate Spread (LIBOR) 1.75% Weighted Average Interest Rate 3.60% Total Debt Weighted Average Rates (as of 9/30/2018) Maturity Date 6/4/23 X Weighted Average Interest 4.8% Section Weighted Average Maturity 6.3 Years XI Section (1) Total debt net of cash is calculated as current portion of long-term debt of $122mm plus long-term debt net of current portion of $8,109mm plus $91mm of deferred financing costs less cash and cash equivalents of $198mm. www.ironmountain.com Selected metric definitions are available in the Appendix 29

IRON MOUNTAIN®

Capital Expenditures and Investments

Capital Expenditures[1]	Q3 2017	Q3 2018	% Change	YTD 2017	YTD 2018	% Change
Real Estate:						
Investment[2]	$36,588	$35,753	(2.3)%	$108,760	$109,246	0.4%
Maintenance	16,086	17,003	5.7%	38,158	40,618	6.4%
	$52,674	$52,756	0.2%	$146,918	$149,864	2.0%
Non-Real Estate:						
Investment	$7,358	$13,074	77.7%	$30,193	$35,942	19.0%
Maintenance	6,854	3,241	(52.7)%	19,182	13,675	(28.7)%
	$14,212	$16,315	14.8%	$49,375	$49,617	0.5%
Data Center:						
Investment[3]	$27,109	$49,467	82.5%	$70,569	$106,282	50.6%
Maintenance	198	639	n/a	282	6,381	n/a
Data Center Investment and Maintenance:[3]	$27,307	$50,106	83.5%	$70,851	$112,663	59.0%
Innovation and Growth Investment:	$7,084	$4,948	(30.2%)	$15,425	$9,535	(38.2)%
Total Real Estate, Non-Real Estate and Data Center Capital Expenditures and Innovation and Growth Investments	$101,277	$124,125	22.6%	$282,569	$321,679	13.8%
Net Change in Prepaid and Accrued Capital Expenditures and Capital Leases	(22,738)	(11,773)	48.2%	(38,823)	8,274	n/a
Total Cash Paid for Real Estate, Non-Real Estate and Data Center Capital Expenditures and Innovation and Growth Investments	$78,539	$112,352	43.1%	$243,746	$329,953	35.4%

(1) Includes Significant Acquisition integration CapEx of $6.3mm and $7.0mm in Q3 2017 and Q3 2018, respectively, and $23.9mm and $14.2mm of Significant Acquisition integration CapEx in YTD 2017 and YTD 2018, respectively.
(2) Includes land, buildings, improvements, and racking structures.
(3) Includes Non-Real Estate Investment associated with the Global Data Center Business segment of $0.2mm and $0.9mm in Q3 2017 and Q3 2018, respectively, and $3.5mm and $4.2m of Non-Real Estate Investment associated with the Global Data Center Business segment in YTD 2017 and YTD 2018, respectively.

Section I | Section II | Section III | Section IV | Section V | Section VI | Section VII | Section VIII | Section IX | Section X | Section XI

www.ironmountain.com Selected metric definitions are available in the Appendix 30

IRON MOUNTAIN
Business and Customer Acquisitions

	Q3 2017	Q3 2018	% Change	YTD 2017	YTD 2018	% Change
Business Acquisitions						
Business Acquisitions Excluding Data Centers	$120,086	$51,550	(57.1)%	$179,851	$63,778	(64.5)%
Change in Business Acquisition Accruals and Cash Acquired	35,819	(7,408)	n/a	14,277	(29,292)	n/a
Cash Paid for Acquisitions, Net of Cash Acquired, Excluding Data Centers	$155,905	$44,142	(71.7)%	$194,128	$34,486	(82.2)%
Data Center Acquisitions Non-Cash Consideration	83,014	-	n/a	83,014	-	n/a
Data Center Acquisitions Cash Consideration	-	-	n/a	-	1,676,525	n/a
Total Data Center Acquisitions	$83,014	-	n/a	$83,014	$1,676,525	n/a
Total Cash Paid for Acquisitions, Net of Cash Acquired	$155,905	$44,142	(71.7)%	$194,128	$1,711,011	n/a

	Q3 2017	Q3 2018	% Change	YTD 2017	YTD 2018	% Change
Customer Acquisitions						
Acquisition of Customer Relationships	$16,219	$14,275	(12.0)%	$46,398	$38,548	(16.9)%
Customer Inducements	9,571	2,071	(78.4)%	17,044	6,212	(63.6)%
Contract Fulfillment Costs	-	8,711	n/a	-	18,520	n/a
Total Acquisition of Customer Relationships, Customer Inducements, and Contract Fulfillment Costs	$25,790	$25,057	(2.8)%	$63,442	$63,280	(0.3)%
Change in Customer Acquisition Accruals	2,587	1,271	(50.9)%	(6,555)	281	n/a
Total Cash Paid for Acquisition of Customer Relationships, Customer Inducements, and Contract Fulfillment Costs	$28,377	$26,328	(7.2%)	$56,887	$63,561	11.7%

Section I
Section II
Section III
Section IV
Section V
Section VI
Section VII
Section VIII
Section IX
Section X
Section XI

www.ironmountain.com
Selected metric definitions are available in the Appendix
31

IRON MOUNTAIN

Real Estate Investments(1)

Real Estate Investment Activity

Region	Total Expected Investment	Investment in Q3 2018	Cumulative Investment to Date	Estimated CuFt / DPUs		Historical Average NOI/CuFt or DPU(4)	Average Stabilization Period
Racking Installations(2)							
North America	$16,206	$3,287	$16,351	4,146		$2.52	
Europe(3)	52,948	5,935	48,649	12,148		$2.48	
Latin America	12,216	638	10,309	2,709		$2.21	
Asia	41,384	5,139	35,362	13,141		$2.52	
Worldwide	$122,755	$14,999	$110,671	32,145		$2.48	8 - 12 months

Region	Total Expected Investment	Investment in Q3 2018	Cumulative Investment to Date	Total Potential CuFt / DPUs	Total Sq Ft	Historical Average NOI/CuFt or DPU(4)	Average Stabilization Period
Building Development Projects(5)							
North America(6)	$14,994	$4,033	$15,013	-	211	$2.52	
Europe(3)	3,360	-	3,114	368	22	$2.48	
Latin America	23,334	139	13,792	5,243	222	$2.21	
Asia	-	-	-	-	-	$2.52	
Worldwide	$41,689	$4,172	$31,919	5,611	454	$2.48	24 - 36 months

Investment Reconciliation	Q3 2018 Investments
Racking Installations	$14,999
Consolidation Related to Racking Installations	6,099
Building Development Projects	4,172
Total C$ Real Estate Investments	25,271
Other Real Estate Investment	12,860
Total FX Impact	(2,377)
Real Estate Investment	$35,753

(1) Based on 2018 C$ Budgeted FX Rates.
(2) Racking Installations exclude consolidation spend in Total Expected Investment, Investment in Current Period and Cumulative Investment to Date of $45.9mm, $6.1mm and $38.8mm, respectively.
(3) Includes South Africa and United Arab Emirates.
(4) In USD R$ calculated using a twelve month trailing historical average.
(5) Data center development detail can be found on page 27.
(6) North America excludes racking investments for development projects that were initiated after 1/1/2018. Racking investments associated with these projects are included in the table above.

www.ironmountain.com Selected metric definitions are available in the Appendix 32

Section I | Section II | Section III | Section IV | Section V | Section VI | Section VII | Section VIII | Section IX | Section X | Section XI

Acquisitions and Disposals(1) Purchase Expected Region Total Sq Ft I Price IRRs Section 2018 Building Acquisitions North America - - - II Europe(2) 19,393 279 17% Section Latin America - - - Asia - - - III Worldwide 19,393 279 17% Section IV Section V Section 2018 Data Centers, Business and Customer Acquisition and Disposition Activity VI Section Business Business Investments Dispositions VII Purchase Price $1,778,850 $3,350 Section Capital Consideration $67,366 - Stabilized Total Expected Investment $1,846,216 $3,350 Estimated Annual Revenues $232,000 VIII Expected IRR Range 11% - 14% Section IX Section X Section XI Section (1) Based on 2018 C$ Budgeted FX Rates. (2) Includes South Africa and United Arab Emirates. www.ironmountain.com Selected metric definitions are available in the Appendix 33

Components of Value Q3 2018 Annualized Components NOI I Section North America Records Management $997,680 Data Protection 229,915 II Other 53,479 Section Europe (1) 354,087 Latin America 149,984 III Asia 191,804 Section Global Data Center 149,950 Total Portfolio Storage NOI 2,126,899 IV Section V Q3 2018 Service Section Adjusted EBITDAR Service Adjusted EBITDAR(2) $374,044 VI Section Balance at 9/30/2018 VII (3) Cash, Cash Equivalents & Other Tangible Assets $1,215,975 Section Quarterly Building & Racking Investment, not reflected in NOI $19,172 Data Center Investment, not reflected in NOI $19,525 VIII Customer Acquisition Consideration $14,275 Section Less: Debt, Gross Book Value(4) $8,230,874 Non-Controlling Interests $1,490 IX Section Annualized Rental Expense $327,296 Estimated Tax Liability $74,180 X Section XI (1) Includes South Africa and United Arab Emirates. Section (2) Q3 2018 annualized. (3) Includes Cash, Cash Equivalents, Restricted Cash, Accounts Receivable, Other Tangible Current Assets and Prepaid Expenses. (4) Calculated as current portion of Long-Term Debt of $122mm plus Long-Term Debt Net of Current Portion of $8,109mm. www.ironmountain.com Selected metric definitions are available in the Appendix 34

IRON MOUNTAIN
Appendix

2017 Quarterly Results Based on New Reporting Segments

By Reporting Segment	Q1 2017		Q2 2017		Q3 2017		Q4 2017		Full Year 2017	
NA Records and Information Management Business										
Storage Rental	$298,183		$305,168		$308,822		$309,322		$1,221,495	
Service	209,414		204,429		204,745		210,263		828,851	
Total Revenues	$507,597		$509,597		$513,567		$519,585		$2,050,346	
Adjusted EBITDA & Margin	209,530	41.3%	220,768	43.3%	224,882	43.8%	228,978	44.1%	884,158	43.1%
NA Data Management Business										
Storage Rental	$68,824		$68,735		$70,075		$68,782		$276,416	
Service	32,010		30,942		31,155		31,117		125,224	
Total Revenues	$100,834		$99,677		$101,230		$99,899		$401,640	
Adjusted EBITDA & Margin	55,270	54.8%	55,448	55.6%	56,433	55.7%	56,173	56.2%	223,324	55.6%
Western European Business										
Storage Rental	$71,567		$74,535		$78,012		$79,091		$303,205	
Service	48,505		47,331		50,070		52,631		198,537	
Total Revenues	$120,072		$121,866		$128,082		$131,722		$501,742	
Adjusted EBITDA & Margin	34,142	28.4%	36,528	30.0%	43,464	33.9%	45,890	34.8%	160,024	31.9%
Other International Business										
Storage Rental	$117,615		$121,317		$125,903		$128,283		$493,118	
Service	71,626		71,088		73,795		75,228		291,737	
Total Revenues	$189,241		$192,405		$199,698		$203,511		$784,855	
Adjusted EBITDA & Margin	55,347	29.2%	56,166	29.2%	59,082	29.6%	55,835	27.4%	226,430	28.8%
Global Data Center Business										
Storage Rental	$5,858		$9,931		$7,761		$12,289		$35,839	
Service	365		429		488		573		1,855	
Total Revenues	$6,223		$10,360		$8,249		$12,862		$37,694	
Adjusted EBITDA & Margin	1,506	24.2%	5,991	57.8%	1,077	13.1%	2,701	21.0%	11,275	29.9%
Corporate and Other Business										
Storage Rental	$10,232		$10,554		$10,517		$16,181		$47,484	
Service	4,677		5,347		4,318		7,475		21,817	
Total Revenues	$14,909		$15,901		$14,835		$23,656		$69,301	
Adjusted EBITDA	(63,221)		(56,847)		(61,914)		(63,033)		(245,015)	
Total										
Storage Rental	$572,279		$590,240		$601,090		$613,948		$2,377,557	
Service	366,597		359,566		364,571		377,287		1,468,021	
Total Revenues	$938,876		$949,806		$965,661		$991,235		$3,845,578	
Adjusted EBITDA & Margin	292,574	31.2%	318,054	33.5%	323,024	33.5%	326,544	32.9%	1,260,196	32.8%

Section I
Section II
Section III
Section IV
Section V
Section VI
Section VII
Section VIII
Section IX
Section X
Section XI

www.ironmountain.com
Selected metric definitions are available in the Appendix
35

Appendix Non-GAAP Measures and Definitions I Non-GAAP measures are supplemental metrics designed to enhance our disclosure and to provide additional information that we believe to be Section important for investors to consider when evaluating our financial performance. These non-GAAP measures should be considered in addition to, but not as a substitute for, other measures of financial performance reported in accordance with accounting principles generally accepted in the United States of America (“GAAP”), such as operating income, income (loss) from continuing operations, net income (loss) or cash flows from operating II Section activities from continuing operations (as determined in accordance with GAAP). Adjusted Earnings Per Share, or Adjusted EPS III Section Adjusted EPS is defined as reported earnings per share fully diluted from continuing operations excluding: (i) (gain) loss on disposal/write-down of property, plant and equipment (excluding real estate), net; (ii) gain on sale of real estate, net of tax; (iii) intangible impairments; (iv) other (income) IV expense, net; (v) Significant Acquisition Costs (as defined below); and (vi) the tax impact of reconciling items and discrete tax items. Adjusted EPS Section includes income (loss) attributable to noncontrolling interests. We do not believe these excluded items to be indicative of our ongoing operating results, and they are not considered when we are forecasting our future results. We believe Adjusted EPS is of value to our current and potential V investors when comparing our results from past, present and future periods. Section Adjusted EBITDA and Adjusted EBITDA Margin VI Section Adjusted EBITDA is defined as income (loss) from continuing operations before interest expense, net, provision (benefit) for income taxes, depreciation and amortization, and also excludes certain items that we believe are not indicative of our core operating results, specifically: (i) (gain) loss on disposal/write-down of property, plant and equipment (excluding real estate), net; (ii) intangible impairments; (iii) other (income) expense, net; VII Section (iv) gain on sale of real estate, net of tax; and (v) Significant Acquisition Costs. Adjusted EBITDA Margin is calculated by dividing Adjusted EBITDA by total revenues. We use multiples of current or projected Adjusted EBITDA in conjunction with our discounted cash flow models to determine our estimated overall enterprise valuation and to evaluate acquisition targets. We believe Adjusted EBITDA and Adjusted EBITDA Margin provide our VIII Section Section current and potential investors with relevant and useful information regarding our ability to generate cash flow to support business investment. These measures are an integral part of the internal reporting system we use to assess and evaluate the operating performance of our business. IX Adjusted EBITDA excludes both interest expense, net and the provision (benefit) for income taxes. These expenses are associated with our Section capitalization and tax structures, which we do not consider when evaluating the operating profitability of our core operations. Finally, Adjusted EBITDA does not include depreciation and amortization expenses, in order to eliminate the impact of capital investments, which we evaluate by X comparing capital expenditures to incremental revenue generated and as a percentage of total revenues. Adjusted EBITDA and Adjusted EBITDA Section Margin should be considered in addition to, but not as a substitute for, other measures of financial performance reported in accordance with GAAP, such as operating income, income (loss) from continuing operations, net income (loss) or cash flows from operating activities from continuing XI operations (as determined in accordance with GAAP). Section www.ironmountain.com Selected metric definitions are available in the Appendix 36

Appendix Non-GAAP Measures and Definitions (continued) Adjusted Funds From Operations, or AFFO I Section AFFO is defined as FFO (Normalized) excluding non-cash rent expense or income, plus depreciation on non-real estate assets, amortization expense of customer relationship value (CRV), intake costs, PUMVs, data center intangibles, other intangibles, deferred financing costs and II permanent withdrawal fees, stock-based compensation expense and the impact of reconciling to normalized cash taxes, less maintenance capital Section expenditures and non-real estate investments, excluding Significant Acquisition capital expenditures. We believe AFFO is a useful measure in determining our ability to generate excess cash that may be used for reinvestment in the business, discretionary deployment in investments such as III real estate or acquisition opportunities, returning capital to our stockholders and voluntary prepayments of indebtedness. Additionally AFFO is Section reconciled to cash flow from operations to adjust for real estate and REIT tax adjustments, Significant Acquisition Costs and other non-cash expenses. AFFO does not include adjustments for customer inducements, acquisition of customer relationships and investment in innovation as we IV consider these expenditures to be growth related. Section Funds From Operations, or FFO (Nareit), and FFO (Normalized) V Section Funds from operations (“FFO”) is defined by the National Association of Real Estate Investment Trusts ("Nareit") and us as net income (loss) excluding depreciation on real estate assets and gain on sale of real estate, net of tax (“FFO (Nareit)”). FFO (Nareit) does not give effect to real VI estate depreciation because these amounts are computed, under GAAP, to allocate the cost of a property over its useful life. Because values for Section well-maintained real estate assets have historically increased or decreased based upon prevailing market conditions, we believe that FFO (Nareit) provides investors with a clearer view of our operating performance. Our most directly comparable GAAP measure to FFO (Nareit) is net income VII (loss). Although Nareit has published a definition of FFO, modifications to FFO (Nareit) are common among REITs as companies seek to provide Section financial measures that most meaningfully reflect their particular business. Our definition of FFO (Normalized) excludes certain items included in FFO (Nareit) that we believe are not indicative of our core operating results, specifically: (i) (gain) loss on disposal/write-down of property, plant and VIII equipment (excluding real estate), net; (ii) intangible impairments; (iii) other (income) expense, net; (iv) Significant Acquisition Costs; (v) the tax Section impact of reconciling items and discrete tax items; (vi) (income) loss from discontinued operations, net of tax; and (vii) loss (gain) on sale of discontinued operations, net of tax. IX Section FFO (Normalized) per share FFO (Normalized) divided by weighted average fully-diluted shares outstanding. X Section Service Adjusted EBITDA Service Adjusted EBITDA is calculated by taking service revenues excluding terminations and permanent withdrawals less direct expenses and XI overhead allocated to the service business. Terminations and permanent withdrawals are excluded from this calculations as they are included in the Section Storage NOI calculation. www.ironmountain.com Selected metric definitions are available in the Appendix 37

Appendix Non-GAAP Measures and Definitions (continued) Service Adjusted EBITDAR I Section Service Adjusted EBITDA as defined above, excluding rent expense associated with the service business. This is provided to enable valuation of Service Adjusted EBITDA irrespective of whether the company’s properties are leased or owned. Related rent expense is provided in the II Components of Value slide. Section Storage Adjusted EBITDA III Section Storage Adjusted EBITDA is calculated by taking storage revenues including terminations and permanent withdrawal fees less direct expenses and overhead allocated to the storage business. IV Section V Section VI Section VII Section VIII Section Section IX Section X Section XI Section www.ironmountain.com Selected metric definitions are available in the Appendix 38

Appendix Other Definitions Average Stabilization Period – For racking projects, the stabilization period is 8 to 12 months. For new buildings it is 24 to 36 months, assuming I phased racking installations over three years. For business acquisitions it is 12 to 24 months, depending on the size of the transaction. Section Building Development Projects – The construction of new facilities, or three-wall additions. II Section Business Segments North American Records and Information Management Business (“RIM”) – Our North American Records and Information Management III Section Business segment provides records and information management services, including the storage of physical records, including media such as microfilm and microfiche, film, X-rays and blueprints, including healthcare information services, vital records services, service and courier operations, and the collection, handling and disposal of sensitive documents for corporate customers (“Records Management”); Destruction; and IV Section Information Governance and Digital Solutions throughout the United States and Canada; as well as fulfillment services and technology escrow services in the United States. V North American Data Management Business (“DM”) – Our North American Data Management Business segment provides storage and Section rotation of backup computer media as part of corporate disaster recovery plans, including service and courier operations (“Data Protection & Recovery”); server and computer backup services; and related services offerings, including our Iron Cloud solutions. VI Section Western European Business – Our Western European Business segment provides records and information management services, including Records Management, Data Protection & Recovery and Information Governance and Digital Solutions throughout Austria, Belgium, France, VII Germany, Ireland, the Netherlands, Spain, Switzerland and the United Kingdom (consisting of our operations in England, Northern Ireland and Section Scotland), as well as Information Governance and Digital Solutions in Sweden (the remainder of our business in Sweden is included in the Other International Business segment described on the following page). VIII Section Section IX Section X Section XI Section www.ironmountain.com Selected metric definitions are available in the Appendix 39

Appendix Other Definitions (continued) Other International Business – Our Other International Business segment provides records and information management services throughout I the remaining European countries in which we operate, Latin America, Asia and Africa. Our European operations included in this segment Section provide records and information management services, including Records Management, Data Protection & Recovery and Information Governance and Digital Solutions throughout Croatia, Cyprus, the Czech Republic, Denmark, Finland, Greece, Hungary, Norway, Poland, II Romania, Serbia, Slovakia, and Turkey; Records Management and Information Governance and Digital Solutions in Estonia, Latvia and Section Lithuania; and Records Management in Sweden. Our Latin America operations provide records and information management services, including Records Management, Data Protection & Recovery, Destruction and Information Governance and Digital Solutions throughout Argentina, Brazil, III Chile, Colombia, Mexico and Peru. Our Asia operations provide records and information management services, including Records Management, Section Data Protection & Recovery, Destruction and Information Governance and Digital Solutions throughout Australia and New Zealand, with Records Management and Data Protection & Recovery also provided in certain markets in China (including Taiwan and Macau), Hong Kong, India, IV Indonesia, Malaysia, the Philippines, Singapore, South Korea, Thailand and the United Arab Emirates. Our African operations provide Records Section Management, Data Protection & Recovery and Information Governance and Digital Solutions in South Africa. V Global Data Center Business – Our Global Data Center segment provides data center facilities to protect mission-critical assets and ensure the Section continued operation of our customers’ IT infrastructures, with secure and reliable colocation and wholesale options. As of June 30, 2018, we had data center operations in eight U.S. markets in the United States including: Phoenix, Arizona; Denver, Colorado; Kansas City, Missouri; Boston, VI Massachusetts; Edison, New Jersey; Columbus, Ohio; Boyers, Pennsylvania; and Manassas, Virginia and three international markets in Section Amsterdam, London, and Singapore. VII Corporate and Other – Our Corporate and Other Business segment primarily consists of the storage, safeguarding and electronic or physical Section delivery of physical media of all types and digital content repository systems to house, distribute, and archive key media assets, primarily for entertainment and media industry clients (“Entertainment Services”), throughout the United States, Canada, France, Hong Kong, the Netherlands VIII and the United Kingdom, as well as our fine art storage businesses and consumer storage businesses in the United States. These businesses, Section represent the primary product offerings of our Adjacent Businesses operating segment, costs related to executive and staff functions, including finance, human resources and IT, which benefit the enterprise as a whole. These costs are primarily related to the general management of these IX functions on a corporate level and the design and development of programs, policies and procedures that are then implemented in the individual Section segments, with each segment bearing its own cost of implementation. Our Corporate and Other Business segment also includes stock-based employee compensation expense associated with all stock options, restricted stock units, performance units and shares of stock issued under X our employee stock purchase plan. Section XI Section www.ironmountain.com Selected metric definitions are available in the Appendix 40

Appendix Other Definitions (continued) Capacity Measures (Excluding Data Center) I Section Building Capacity – The maximum number of cubic feet of records or standard DPUs that can be stored in a given facility. II Building Capacity Utilization – The number of cubic feet of records or standard DPUs in storage divided by the Building Capacity. Section Installed Racking Capacity – The storage capacity of the racking installed in a given facility. Capacity is generally measured in cubic feet or standard DPUs. III Section Installed Racking Capacity Utilization – The number of cubic feet of records or standard DPUs in storage divided by the Installed Racking Capacity. IV Section Capital Expenditures and Investments – Our business requires capital expenditures to support our expected storage rental revenue and service revenue growth and ongoing operations, new products and services and increased profitability. The majority of our capital goes to support business line V growth and our ongoing operations. Additionally, we invest capital to acquire or construct real estate. We also expend capital to support the Section development and improvement of products and services and projects designed to increase our profitability. These expenditures are generally relatively small and discretionary in nature. We categorize our capital expenditures as follows: VI Section Real Estate: Investment – Real estate assets that support core business growth primarily related to investments in land, buildings, building improvements, VII leasehold improvements and racking structures that expand our revenue capacity in existing or new geographies, replace a long-term Section operational obligation or create operational efficiencies (“Real Estate Investment”). Excludes data center investment. VIII Maintenance – Real estate assets necessary to maintain ongoing business operations primarily related to the repair or replacement of real Section estate assets such as buildings, building improvements, leasehold improvements and racking structures (“Real Estate Maintenance”). IX Section X Section XI Section www.ironmountain.com Selected metric definitions are available in the Appendix 41

Appendix Other Definitions (continued) Capital Expenditures and Investments (continued) I Section Non-Real Estate: II Investment – Non-real estate assets that either (i) support the growth of our business, and/or increase our profitability, such as customer- Section inventory technology systems, and technology service storage and processing capacity, or (ii) are directly related to the development of core products or services in support of our integrated value proposition and enhance our leadership position in the industry, including items such as III increased feature functionality, security upgrades or system enhancements (“Non-Real Estate Investment”). Section Maintenance – Non-real estate assets necessary to maintain ongoing business operations primarily related to the repair or replacement of customer-facing assets such as containers and shred bins, warehouse equipment, fixtures, computer hardware, or third-party or internally- IV Section developed software assets. This category also includes capital to support initiatives such as sales and marketing and information technology projects to support infrastructure requirements (“Non-Real Estate Maintenance”). V Data Center: Section Investment – Capital expenditures that support data center business growth, primarily related to investments in new construction of data center VI facilities (including the acquisition of land and development of facilities) or capacity expansion in existing buildings, as well as capital Section expenditures that are expected to support incremental improvements to our data center business, through either increasing revenue, improving operating efficiency, or extending the useful life of our real estate operating assets. VII Section Maintenance – Capital Expenditures necessary to maintain ongoing business operations at our data centers, including the re-configuration of existing assets. VIII Innovation and Growth Investment: Section Discretionary capital expenditures in significant new products and services in new, existing or adjacent business opportunities. IX Section X Section XI Section www.ironmountain.com Selected metric definitions are available in the Appendix 42

IRON MOUNTAIN®
Appendix

Other Definitions (continued)

Components of Overhead

Allocated Overhead – Includes overhead expenses directly associated with storage and service business operations allocated as follows:

Field Operation Costs – Allocated to storage and service operations based on percent of revenue.

Bad Debt Expenses – Allocated to storage and service operations based on percent of revenue.

Transportation Costs – Allocated fully to service operations.

Corporate Overhead – Includes all other overhead expenses associated with business support functions, including: Executive, Legal, Real Estate/Facilities, Accounting, Financial Performance & Analysis, Treasury, Tax, Internal Audit, M&A, Security, Procurement, HR, REIT, Other G&A, Integration Costs, IT, Product Engineering and Product Management.

Customer Turnover Overhead – Overhead associated with customer acquisition and retention including Sales, Marketing and Account Management expenses.

Constant Dollar Growth (C$) – The year-over-year growth rate excluding the impact of changes to foreign currency exchange rates. Constant currency growth rates are a non-GAAP measure calculated by translating the 2017 results at the 2018 constant dollar budget rates, which are set based on closing Fx rates on January 5th, 2018.

Cumulative Investment to Date – Total spend to date since project approval.

Customer Inducements – Represents Move Costs and Permanent Withdrawal Fees.

Data Center Business Definitions

Leasable MW – Represents the amount of critical power capacity available for customer use, measured in megawatts.

Leasable Sq. Ft. – Represents the amount of space available for customer use, measured in square feet. Primarily includes raised floor area, office area and storage area. Excludes support spaces dedicated for mechanical and electrical infrastructure and common areas such as roadways in our underground locations, corridors, lobbies, and loading/unloading areas.

Leased % Calculation – Calculated as the megawatts under contract divided by the leasable megawatts.

Section I
Section II
Section III
Section IV
Section V
Section VI
Section VII
Section VIII
Section IX
Section X
Section XI

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Appendix Other Definitions (continued) Data Center Business Definitions (Continued) I Section TCV – “Total Contract Value” represents total revenue contracted for active contracts through the contract term, not including renewals or extensions, but including fixed power charges. II Total MW - Total amount of existing and planned critical power capacity at full build-out, measured in megawatts. Section WALE – “Weighted Average Lease Expiry” (in years) is calculated on a revenue basis, using annual GAAP revenue of all in-place contracts, III excluding utility reimbursements. Section Destruction Rate – Calculated by dividing the total number of cubic feet of records removed from inventory due to destructions in a one-year period IV divided by the total number of cubic feet of records in storage at the beginning of the period. Section DPUs – Data protection units, a unit of measurement specific to our Data Protection storage services. V Estimated CuFt / DPUs – Estimated based on expected growth and consolidation, resulting from moving boxes from one facility to another. Section Historical Average NOI / CF or DPU – The quarterly annualized Storage NOI for a specific region (NA, Europe, Africa, Latin America, Asia) and VI product (Records Management or Data Protection). Section Internal Revenue Growth – Our internal revenue growth rate, which is a non-GAAP measure, represents the year-over-year growth rate of our VII revenues excluding the impact of business acquisitions, divestitures and foreign currency exchange rate fluctuations. Our internal revenue growth rate Section includes the impact of acquisitions of customer relationships. Investment in Current Period – Spend within the quarter being reported. VIII Section Section Lease Adjusted Leverage Ratio – The calculation for this ratio is net debt including the capitalized value of lease obligations plus six times rent expense divided by EBITDA plus rent expense. IX Section Net Volume Growth – New Records Management storage volume from existing customers, plus volume from new customers and volume from acquisitions, offset by volume related to destructions, permanent withdrawals and customer terminations. Quarterly percentages are calculated by X dividing the trailing four quarters’ total activity by the ending balance of the same prior-year period. Section XI Section www.ironmountain.com Selected metric definitions are available in the Appendix 44

IRON MOUNTAIN
Appendix

Other Definitions (continued)

Non-Cash Rent Expense – Calculated as rent expense less cash paid for rent.

Permanent Withdrawal Rate – Calculated by dividing the total number of cubic feet of records removed from inventory due to permanent withdrawals in a one-year period divided by the total number of cubic feet of records in storage at the beginning of the period. Permanent withdrawals occur when records are permanently removed from inventory by customers for reasons other than the customer terminating its relationship.

Racking Installations – Defined as any incremental racking spend on buildings constructed or operated prior to January 1, 2014. Racking projects are tracked from first dollar spent until completion, which is defined as when the first box is entered into storage. Racking spend on buildings constructed subsequent to January 1, 2014 is included in Building Development Projects.

REIT Countries – Countries where we operate that have been converted into a qualified REIT subsidiary and taxable REIT subsidiary structure, the group includes the following: Australia, Canada, Germany, Ireland, Mexico, Netherlands, Poland, Spain, United Kingdom and the United States.

Significant Acquisition Capital Expenditures – Represents capitalized expenditures associated with the May 2, 2016 acquisition of Recall Holdings Limited ("Recall") pursuant to the Scheme Implementation Deed, as amended with Recall (the "Recall Transaction") and the acquisition of IO Data Centers, LLC.

Significant Acquisition Costs – Represents operating expenditures associated with (1) the May 2, 2016 acquisition of Recall Holdings Limited ("Recall") pursuant to the Scheme Implementation Deed, as amended with Recall (the "Recall Transaction") including: (i) advisory and professional fees to complete the Recall Transaction; (ii) costs associated with the divestments required in connection with receipt of regulatory approvals in connection with the Recall transaction (including transitional services); and (iii) costs to integrate Recall with our existing operations, including moving, severance, facility upgrade, REIT conversion and system upgrade costs, as well as certain costs associated with our shared service center initiative for our finance, human resources and information technology functions; and (2) the advisory and professional fees to complete the acquisition of IO Data Centers, LLC

Service Profit and Margin – The Gross Profit and Margin attributable to the worldwide service business. Calculated as follows:

Services Adj. EBITDA
+ Allocated Overhead Expenses
+ Termination and Permanent Withdrawal Fees
= Service Profit ($)
/ Total Service Revenues (including Termination and Permanent Withdrawal Fees)
= Service Margin (%)

Section I
Section II
Section III
Section IV
Section V
Section VI
Section VII
Section VIII
Section IX
Section X
Section XI

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Appendix Other Definitions (continued) Storage Net Operating Income, or Storage NOI I Section Storage NOI is defined as revenue from rental activities (storage rental revenue, termination fees and permanent withdrawal fees) less storage rental costs. Storage rental costs include facility costs (excluding rent), storage rental labor, other storage costs and allocated overhead. Storage NOI is II commonly used in the REIT industry and enables investors to understand and value the income generated from the company’s real estate. Rent Section expense is excluded to enable valuation of this income irrespective of whether the company’s properties are leased or owned. Related rent expense is provided in the Components of Value slide. III Section Storage Profit and Margin – The Gross Profit and Margin attributable to the worldwide storage business. Calculated as follows: Storage Net Operating Income + Allocated Overhead Expenses IV - Storage Rent Section - Termination and Permanent Withdrawal Fees = Storage Profit ($) V / Total Storage Revenues (excluding Termination and Permanent Withdrawal Fees) Section = Storage Margin (%) Tangible Assets – Includes PP&E, cash and cash equivalents, restricted cash, accounts receivable, deferred income taxes, and prepaid expenses. VI Section Tax Rates VII Effective Tax Rate – GAAP tax rate for the period calculated as tax expense or benefit for the quarter (total of current and deferred tax Section provisions), including discrete items, and divided by profit before tax for the period. Structural Tax Rate – Estimated tax rate for the full fiscal year based on forecasted ordinary income and forecasted tax expense/benefit VIII Section Section excluding any significant unusual or infrequently occurring items (i.e., discrete items) and items recognized net of tax on the financials (i.e., discontinued operations). IX Section X Section XI Section www.ironmountain.com Selected metric definitions are available in the Appendix 46

Appendix Other Definitions (continued) Total Expected Investment – Is defined as follows: I Section Total Expected Investment for Racking Installations – The sum of expected investments for all approved racking projects, reported on a constant dollar basis. II Section Total Expected Investment for Building Development Projects – The sum of expected investments for all approved building projects, including the expected costs of approved racking installations, reported on a constant dollar basis. III Total Expected Investment for Global Data Center Business segment – Represents estimated amount of capital to be invested in data center Section development currently under construction measured in USD. IV Volume Retention Rate – One minus the result of dividing the total number of cubic feet of records removed from inventory due to customer Section terminations and destructions in a one-year period by the total number of cubic feet of records in storage at the beginning of the period. V Section VI Section VII Section VIII Section Section IX Section X Section XI Section www.ironmountain.com Selected metric definitions are available in the Appendix 47